SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                       Proxy Statement Pursuant to Section
                  14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[  X  ]  Preliminary Proxy Statement
[     ]  Confidential,  For  Use  of the  Commission  Only  (as  permitted  by
         Rule 14a-6(e)(2))
[     ]  Definitive  Proxy  Statement
[     ]  Definitive  Additional Materials
[     ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       LIBERTY FUNDS TRUST I
                       Liberty High Yield  Securities  Fund
                       Liberty Income Fund
                       Liberty  Strategic Income Fund
                       Liberty  Tax-Managed  Aggressive Growth Fund
                       Liberty  Tax-Managed  Value Fund

                       LIBERTY FUNDS TRUST II
                       Liberty Intermediate Government Fund
                       Liberty Money Market Fund
                       Liberty Newport Greater China Fund
                       Liberty Newport Japan Opportunities Fund

                       LIBERTY FUNDS TRUST III
                       Liberty Contrarian Fund
                       Liberty Contrarian Equity Fund
                       Liberty Contrarian Income Fund
                       Liberty Federal Securities Fund
                       Liberty Newport Global Utilities Fund
                       Liberty Newport International Equity Fund
                       Liberty Real Estate Fund
                       Liberty Select Value Fund
                       The Liberty Fund
                       Liberty Special Fund

                       LIBERTY FUNDS TRUST IV
                       Liberty Counselor Balanced Portfolio
                       Liberty Counselor Growth Portfolio
                       Liberty Counselor Income Portfolio
                       Liberty High Yield Municipal Fund
                       Liberty Tax-Exempt Fund
                       Liberty Tax-Exempt Insured Fund
                       Liberty Municipal Money Market Fund
                       Liberty Utilities Fund

                       LIBERTY FUNDS TRUST V
                       Colonial California Tax-Exempt Fund
                       Colonial Connecticut Tax-Exempt Fund
                       Colonial Massachusetts Tax-Exempt Fund
                       Colonial New York Tax-Exempt Fund
                       Colonial Ohio Tax-Exempt Fund

                       LIBERTY FUNDS TRUST VI
                       Liberty Growth & Income Fund
                       Liberty Newport Asia Pacific Fund

                       LIBERTY FUNDS TRUST VII
                       Liberty Newport Europe Fund
                       Liberty Newport Tiger Fund

                       LIBERTY FLOATING RATE ADVANTAGE FUND
                   ------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    ------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:


         2) Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         4) Proposed maximum aggregate value of transaction:


         5) Total fee paid:

[     ]  Fee paid previously with preliminary materials.

[     ]  Check box if any part of the fee is offset as  provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                              LIBERTY MUTUAL FUNDS
                  One Financial Center, Boston, Massachusetts 02111

Dear Shareholder:

Your Fund will hold a special meeting on December 27, 2000 at 10:00 a.m. Eastern Time, at the offices of Colonial Management Associates, Inc. (Colonial). An exhibit summarizing the proposals and the voting process (Exhibit A) and formal Notice of Special Meetings of Shareholders appear on the next few pages, followed by the proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL
SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT), BY PHONE OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

Your Fund is using Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the special meeting approaches, if we have not yet received your vote, you may receive a telephone call from SCC reminding you to exercise your right to vote.

Please take a few moments to review the details of each proposal. If you have any questions regarding the proxy statement, please feel free to call SCC at 1-800-732-3683. Our hearing impaired shareholders may call Liberty Funds Services, Inc., the Liberty Mutual Funds' transfer agent, at 1-800-528-6979 if you have special TTD equipment.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,
[GRAPHIC OMITTED][GRAPHIC OMITTED]
Stephen E. Gibson, President
November 13, 2000
[Job Code]

                                    EXHIBIT A

Throughout this exhibit and the proxy statement, the Funds listed on the following Notice of Special Meetings of Shareholders are referred to collectively as the "Liberty Mutual Funds" and the Trusts listed on the Notice of Special Meetings of Shareholders are referred to collectively as the "Trusts."

The following table lists the proposals, the affected Funds and the page of the proxy statement the proposals are discussed in greater detail:

------------------------------------ --------------------------------- ---------
                                     Liberty Mutual Fund Whose
                                     Shareholders are Entitled to      Table of
Proposals                            Vote                              Contents
------------------------------------ --------------------------------- ---------
------------------------------------ --------------------------------- ---------
1.  To elect a Board of Trustees     Each Liberty Mutual Fund          Page
of each Trust.
------------------------------------ --------------------------------- ---------
------------------------------------ --------------------------------- ---------
2.  To approve new portfolio         Liberty Newport Global            Page
management agreements with Newport   Utilities Fund and Liberty
Fund Management, Inc.                Newport International Equity
                                     Fund
------------------------------------ --------------------------------- ---------
------------------------------------ --------------------------------- ---------
3.  To approve a sub-advisory        The Liberty Fund                  Page
agreement with Unibank Securities,
Inc.
------------------------------------ --------------------------------- ---------
------------------------------------ --------------------------------- ---------
4.  To elect a Board of Trustees     Liberty Money Market Fund and     Page
of the SR&F Base Trust.              Liberty Municipal Money Market
                                     Fund
------------------------------------ --------------------------------- ---------

VOTING PROCESS.

You can vote in any one of the following five ways:
         a.       By mail, by filling out and returning the enclosed proxy card;
         b. By phone, by calling 1-800-732-3683 and following the instructions;
         c. By internet, by visiting our Web site at www.libertyfunds.com and clicking on "Proxy Voting;"
         d. By fax (not available for all shareholders; refer to enclosed proxy insert); or
         e.       In person at the Meeting.

Shareholders who owned shares on the record date, September 29, 2000, are entitled to vote at the meeting. Shareholders are entitled to cast one vote for each share owned on the record date. We encourage you to vote by internet, using the 12-digit or 14-digit "control" number that appears on the enclosed proxy card. Voting by internet will reduce expenses by saving postage costs. If you choose to vote by mail or by fax, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card. Whichever method you choose, please carefully read the proxy statement which outlines in more detail the proposals you are asked to vote on.

4

                     NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 27, 2000

LIBERTY FUNDS TRUST I                    LIBERTY FUNDS TRUST IV
                                         Liberty Counselor Balanced Portfolio
Liberty High Yield Securities Fund       Liberty Counselor Growth Portfolio
Liberty Income Fund                      Liberty Counselor Income Portfolio
                                         Liberty High Yield Municipal Fund
Liberty Strategic Income Fund            Liberty Tax-Exempt Fund
Liberty Tax-Managed Aggressive           Liberty Tax-Exempt Insured Fund
   Growth Fund
Liberty Tax-Managed Value Fund           Liberty Municipal  Money Market Fund
                                         Liberty Utilities Fund

LIBERTY FUNDS TRUST II                   LIBERTY FUNDS TRUST V
Liberty Intermediate Government          Liberty California Tax-Exempt Fund
   Fund                                  Liberty Connecticut Tax-Exempt Fund
Liberty Money Market Fund                Liberty Massachusetts Tax-Exempt Fund
                                         Liberty New York Tax-Exempt Fund
Liberty Newport Greater China            Liberty Ohio Tax-Exempt Fund
   Fund
Liberty Newport Japan
   Opportunities Fund
                                         LIBERTY FUNDS TRUST VI
LIBERTY FUNDS TRUST III                  Liberty Growth & Income Fund
Liberty Contrarian Fund                  Liberty Newport Asia Pacific Fund
Liberty Contrarian Equity Fund
Liberty Contrarian Income Fund           LIBERTY FUNDS TRUST VII
                                         Liberty Newport Europe Fund
Liberty Federal Securities Fund          Liberty Newport Tiger Fund
Liberty Newport Global Utilities
   Fund
Liberty Newport International            LIBERTY FLOATING RATE ADVANTAGE FUND
   Equity Fund
Liberty Real Estate Fund
Liberty Select Value Fund
The Liberty Fund
Liberty Special Fund

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders of the Liberty Mutual Funds listed above will be held at 10:00 a.m. on Wednesday, December 27, 2000 at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111 for these purposes:

1. Shareholders of each Liberty Mutual Fund: To elect a Board of Trustees of the Trust of which such Liberty Mutual Fund is a series;

2. Shareholders of Liberty Newport Global Utilities Fund and Liberty Newport International Equity Fund: To approve a new portfolio management agreement for each Fund with Newport Fund Management, Inc.;

3. Shareholders of The Liberty Fund: To approve a sub-advisory agreement with Unibank Securities, Inc.;

4. Shareholders of Liberty Money Market Fund and Liberty Municipal Money Market Fund: To elect a Board of Trustees of the SR&F Base Trust; and

5. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on September 29, 2000, are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees,

William J. Ballou, Secretary
November 13, 2000

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY PHONE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT) OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                        SPECIAL MEETINGS OF SHAREHOLDERS
                              LIBERTY MUTUAL FUNDS
                                 PROXY STATEMENT

                               General Information

                                                               November 13, 2000

This proxy statement, which is divided into the following four parts, is a combined proxy statement for all of the Liberty Mutual Funds listed in the Notice of Special Meetings of Shareholders:

Part 1.             Overview.                                          Page
Part 2.             Proposals.                                         Page
Part 3.             Information Regarding Voting and Shareholder
                    Meetings.                                          Page
Part 4.             Fund Information.                                  Page

If at any time you have any questions regarding the information contained in the proxy statement, please call SCC at 1-800-732-3683. This proxy statement was first mailed to shareholders on or about November 13, 2000.

PART 1.              OVERVIEW.

The Boards of Trustees of the Trusts listed on the Notice of Special Meetings of Shareholders (Trusts) and the SR&F Base Trust have called Special Meetings of Shareholders for 10:00 a.m. Eastern Time, Wednesday, December 27, 2000, for the purposes described in the accompanying Notice of Special Meetings of Shareholders and as summarized below. The purpose of this proxy statement is to provide you with additional information regarding the proposals to be voted on at the meeting and to request your proxy to vote in favor of the proposals.

Set forth below is a summary of each proposal that the Boards of Trustees recommends that you consider:

PROPOSAL 1.          ELECT A BOARD OF TRUSTEES OF EACH TRUST.

We ask that you consider the election of eleven nominees as members of the Board of Trustees of each Trust. Each nominee, if elected, will serve as a trustee of the Trusts until the next meeting of shareholders or until a successor is elected, or until death, resignation, removal or retirement.

PROPOSAL 2.         APPROVE NEW PORTFOLIO MANAGEMENT AGREEMENTS WITH NEWPORT
                    FUND MANAGEMENT, INC. (Liberty Newport Global Utilities Fund and Liberty Newport International Equity Fund).

We ask that you approve new portfolio management agreements with Newport Fund Management, Inc. for Liberty Newport Global Utilities Fund and Liberty Newport International Equity Fund.

PROPOSAL 3.           APPROVE A SUB-ADVISORY AGREEMENT
                      WITH UNIBANK SECURITIES, INC. (The Liberty Fund).

We ask that you approve a new sub-advisory agreement with Unibank Securities, Inc. for The Liberty Fund.

PROPOSAL 4.           ELECT A BOARD  OF  TRUSTEES  OF THE  SR&F  BASE  TRUST
                      (Liberty  Money  Market Fund and Liberty  Municipal  Money
                      Market Fund).

We ask that you consider the election of eleven nominees as members of the Board of Trustees of the SR&F Base Trust. Each nominee, if elected, will serve as a trustee of the SR&F Base Trust until the next meeting of shareholders or until a successor is elected, or until death, resignation, removal or retirement.

PART 2.              PROPOSALS.

PROPOSAL 1.          ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect four new members as well as seven of the currently serving members of the Boards of Trustees of the Trusts. All of the nominees listed below, except for the proposed four new members (Ms. Kelly and Messrs. Hacker, Nelson and Theobald), are currently members of the Boards of Trustees of the Trusts, as well as nine Liberty closed-end funds (and, in the case of Messrs. Lowry, Mayer and Neuhauser, one) other Liberty open-end trusts (collectively, the "Liberty Fund Complex"), and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Mr. Palombo, have been previously elected to those Boards by the shareholders of the Liberty Fund Complex. The proposed four new members currently serve on the Boards of Trustees of two Stein Roe closed-end funds and seven Stein Roe open-end trusts (collectively, the "Stein Roe Funds"), and were recommended for election as Trustees of the Trusts by the Boards of Trustees of each of the Trusts at a meeting held on October 25, 2000. Each of the nominees elected will serve as a Trustee of each of the Trusts until the next meetings of shareholders of the Liberty Mutual Funds called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal.

Currently, two different boards of trustees are responsible for overseeing substantially all of the Liberty Fund Complex and Stein Roe Funds. The Trustees of the Liberty Fund Complex and the Stein Roe Funds and Liberty Financial Companies, Inc. ("Liberty Financial"), the indirect parent of the investment advisors to the Liberty Mutual and Stein Roe Funds, have agreed that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Liberty Fund Complex and Stein Roe Funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Liberty Fund Complex and Stein Roe Funds and Liberty Financial. The nominees listed below will be the members of the single, consolidated Board of Trustees. The persons named in the enclosed proxy card intend to vote at the Meetings in favor of the election of the nominees named below as Trustees (if so instructed). If any nominee listed below becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

Information about the Nominees

Set forth below is information concerning each of the nominees.

Nominee Name & Age      Principal Occupation (1) and Directorships Trustee Since
------------------      ------------------------------------------ -------------
Douglas A. Hacker       Executive Vice President and Chief          New nominee
(43)                    Financial Officer of UAL, Inc. (airline)
                        since July, 1999; Senior Vice President
                        and Chief Financial Officer of UAL, Inc.
                        prior thereto.

Janet Langford Kelly    Executive Vice President-Corporate          New nominee
(41)                    Development, General Counsel and
                        Secretary, Kellogg Company, since
                        September, 1999; Senior Vice President,
                        Secretary and General Counsel of Sara Lee
                        Corporation (branded, packaged,
                        consumer-products manufacturer).

Richard W. Lowry        Private Investor since 1987.  (formerly        1995
(64)                    Chairman and Chief Executive Officer of
                        U.S. Plywood Corporation).

Salvatore Macera        Private Investor since 1981.  (formerly        1998
(69)                    Executive Vice President and Director of
                        Itek Corporation (electronics)).

Nominee Name & Age      Principal Occupation (1) and Directorships Trustee Since
------------------      ------------------------------------------ -------------
William E. Mayer(2)     Partner, Park Avenue Equity Partners           1994
(60)                    (venture capital) since November, 1996;
                        Dean, College of Business and Management,
                        University of Maryland, prior thereto;
                        Director, Johns Manville, Lee Enterprises and WR Hambrecht + Co.

Charles R. Nelson       Van Voorhis Professor, Department of        New nominee
(57)                    Economics,  University of Washington and
                        consultant on economic and statistical
                        matters.

John J. Neuhauser       Academic Vice President and Dean of            1985
(57)                    Faculties, Boston College, since August,
                        1999; Dean, Boston College School of
                        Management prior thereto.

Joseph R. Palombo(3)    Vice President of the Liberty Mutual           2000
(47)                    Funds from April, 1999 to October, 2000;
                        Executive Vice President and Director of
                        Colonial and Stein Roe & Farnham
                        Incorporated; Executive Vice President
                        and Chief Administrative Officer of
                        Liberty Funds Group LLC since April,
                        1999; Chief Operating Officer, Putnam
                        Mutual Funds prior thereto.

Thomas E. Stitzel       Business Consultant since 1999; Chartered      1998
(64)                    Financial Analyst; Professor of Finance
                        and Dean, College of Business, Boise
                        State University prior thereto.

Thomas C. Theobald      Managing Director, William Blair Capital    New nominee
(62)                    Partners (private equity investing) since
                        1994; (formerly Chief Executive Officer
                        and Chairman of the Board of Directors,
                        Continental Bank Corporation).

Anne-Lee Verville       Consultant since 1997; General Manager,        1998
(54)                    Global Education Industry prior thereto;
                        formerly President, Applications
                        Solutions  Division,  IBM Corporation
                        (global education and global applications).

---------------------------

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) Mr. Mayer is not affiliated with Liberty Financial Companies, Inc. (Liberty Financial), but is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because of his affiliation with WR Hambrecht + Co. (a registered broker-dealer).
(3) Mr. Palombo is an "interested person," as defined in the 1940 Act, because of his affiliation with Liberty Financial.

                   Trustees' Compensation; Meetings and Committees

A.       Trustees' Compensation.

The members of the Board of Trustees of each Trust will serve as Trustees of the Liberty Fund Complex and Stein Roe Funds, for which service each Trustee, except for Mr. Palombo, will receive an annual retainer of $45,000, and attendance fees of $8,000 for each regular joint Board meeting and $1,000 for each special joint Board meeting. The Board of Trustees is expected to hold six regular joint Board meetings each year. Committee chairs will receive an additional annual retainer of $5,000. Other Committee members will receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint Board meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty Fund Complex and Stein Roe Funds based on their relative net assets, and one-third of the fees is divided equally among the Liberty Fund Complex and Stein Roe Funds.

The Liberty Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees. However, certain Trustees currently serving on the Board of Trustees of the Liberty Mutual Funds who are not continuing on the combined Board of Trustees of the Liberty Mutual and Stein Roe Funds will receive payments at an annual rate equal to their 1999 Trustee compensation for the lesser of two years or until the date they would otherwise have retired at age 72. These payments will be made quarterly, beginning in 2001. Liberty Financial and the Liberty Mutual Funds will each bear one-half of the cost of the payments; the Liberty Mutual Funds' portion of the payments will be allocated among the Liberty Mutual Funds based on each fund's share of the Trustee fees for 2000.

Further  information  concerning the Trustees'  compensation  is disclosed under
Part 4. Fund Information on page ___.

B.       Meetings and Certain Committees.

Composition. The current Board of Trustees of each Trust consists of two interested and nine non-interested Trustees. Mr. Mayer is not affiliated with Liberty Financial or any of its affiliates, but is considered interested as a result of his affiliation with a broker-dealer.

Audit Committee. The Audit Committee of each Trust, consisting of Ms. Verville (Chairperson) and Tom Bleasdale, James E. Grinnell, James L. Moody, Jr., and Messrs. Lowry and Macera, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants the range of their audit services and their fees.

Compensation Committee. The Compensation Committee of each Trust, consisting of Messrs. Neuhauser (Chairman), Grinnell and Stitzel and Lora S. Collins, all of whom are non-interested Trustees, reviews compensation of the Board of Trustees.

Governance Committee. The Governance Committee of each Trust, consisting of Messrs. Bleasdale (Chairman), Lowry, Mayer and Moody and Ms. Verville, all of whom are non-interested Trustees, except for Mr. Mayer (Mr. Mayer is interested as a result of his affiliation with a broker-dealer, but is not affiliated with Liberty Financial), recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the applicable Liberty Mutual Fund.

The Boards of Trustees and the Committees held the following number of meetings during the following fiscal years ended: November 30, 1999 of Liberty Funds Trust IV (11/30/99 Funds); December 31, 1999 of Liberty Funds Trust I, and Liberty Funds Trust VII (12/31/99 Funds); January 31, 2000 of Liberty Funds Trust V (1/31/00 Funds); June 30, 2000 of Liberty Funds Trust VI, Liberty Funds Trust II and Liberty Funds Trust IV (6/30/00 Funds); August 31, 2000 of Liberty Funds Trust II , Liberty Funds Trust III, and Liberty Funds Trust III (8/31/00 Funds); and October 31, 2000 of Liberty Funds Trust III and Liberty Funds Trust I (10/31/00 Funds) as follows:

    ------------------------- --------------- ---------------- ---------------

                              11/30/99 Funds  12/31/99 Funds   1/31/00 Funds
    ------------------------- --------------- ---------------- ---------------
    ------------------------- --------------- ---------------- ---------------
    Board of Trustees               6                6               6
    ------------------------- --------------- ---------------- ---------------
    ------------------------- --------------- ---------------- ---------------
    Audit Committee                 3                3               3
    ------------------------- --------------- ---------------- ---------------
    ------------------------- --------------- ---------------- ---------------
    Compensation Committee          2                2               1
    ------------------------- --------------- ---------------- ---------------
    ------------------------- --------------- ---------------- ---------------
    Governance Committee            4                4               4
    ------------------------- --------------- ---------------- ---------------

    ------------------------- --------------- ---------------- ---------------

                              6/30/00 Funds    8/31/00 Funds   10/31/00 Funds
    ------------------------- --------------- ---------------- ---------------
    ------------------------- --------------- ---------------- ---------------
    Board of Trustees               6                6               6
    ------------------------- --------------- ---------------- ---------------
    ------------------------- --------------- ---------------- ---------------
    Audit Committee                 4                4               4
    ------------------------- --------------- ---------------- ---------------
    ------------------------- --------------- ---------------- ---------------
    Compensation Committee          2                2               2
    ------------------------- --------------- ---------------- ---------------
    ------------------------- --------------- ---------------- ---------------
    Governance Committee            6                6               5
    ------------------------- --------------- ---------------- ---------------

During the most recently completed fiscal years, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees of each Trust and the committees of which such Trustee is a member.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH LIBERTY MUTUAL FUND VOTE FOR PROPOSAL 1.

                          REQUIRED VOTE FOR PROPOSAL 1

Shareholders of each Liberty Mutual Fund vote together with the shareholders of the other series of the applicable Trust for the election of Trustees. A plurality of the votes cast at the Meetings, if a quorum is represented, is required for the election of each Trustee to the Board of Trustees of each Trust. Since the number of Trustees has been fixed at eleven, this means that the eleven persons receiving the highest number of votes will be elected.

PROPOSAL 2.           APPROVE NEW PORTFOLIO MANAGEMENT AGREEMENTS WITH
                      NEWPORT FUND MANAGEMENT, INC. (Newport) (Liberty
                      Newport Global Utilities Fund and Liberty Newport
                      International Equity Fund - herein referred to for purposes of this Proposal 2 as each a "Fund" or collectively the "Funds")

A. Description of Proposal. The Board of Trustees of Liberty Funds Trust III proposes that the shareholders of each Fund approve a new Management Agreement, substantially in the form set forth in Appendix A to this proxy statement, between the Trust, on behalf of each Fund, and Newport. Newport is an affiliate of Colonial, the current investment advisor of Liberty Newport International Equity Fund, and Stein Roe & Farnham Incorporated (Stein Roe), the current investment advisor of Liberty Newport Global Utilities Fund. The new Management Agreements are identical to the existing Management Agreements, except that Newport will now provide investment management services to each of the Funds. With respect to Liberty Newport International Equity Fund, Newport will engage Colonial at Newport's own expense to provide administrative services to the Fund. With respect to the Liberty Newport Global Utilities Fund, the current portfolio managers are dual employees of Stein Roe and Newport and will continue to manage the Fund as employees of Newport. If the new Management Agreement for Liberty Newport Global Utilities Fund is not approved, the current portfolio managers will continue to manage the Fund and will remain dual employees of Stein Roe and Newport.

The existing Management Agreement for Liberty Newport International Equity Fund, dated October 1, 1997, was most recently approved by the shareholders of the Fund on February 15, 1995. The existing Management Agreement for Liberty Newport Global Utilities Fund, dated February 26, 1999, was most recently approved by shareholders of the Fund on February 4, 1993.

The existing Management Agreements for Liberty Newport International Equity Fund and Liberty Newport Global Utilities Fund provide for monthly fees at the annual rate of 0.75% and 0.40%, respectively, of each Fund's average daily net assets. For the fiscal year ended October 31, 1999, the aggregate fees paid by Liberty Newport International Equity Fund to Colonial under the existing Management Agreement was approximately $861,000, and the aggregate fee paid by Liberty Newport Global Utilities Fund to Stein Roe under the existing Management Agreement was approximately $484,000.

Colonial currently provides administrative services to Liberty Newport Global Utilities Fund under a separate Administration Agreement for an annual fee of 0.25% of the Fund's average daily net assets. For the fiscal year ended October 31, 1999, the aggregate fee paid by Liberty Newport Global Utilities Fund to Colonial under the existing Administration Agreement was approximately $363,000.

Upon shareholder approval of the new Management Agreements, Newport will provide investment management services to Liberty Newport International Equity Fund and Liberty Newport Global Utilities Fund, and be responsible for providing administrative services to Liberty Newport International Equity Fund. Newport will be paid at the same annual rate for providing these services as was paid under the existing Management Agreement. With respect to Liberty Newport Global Utilities Fund, the current Administration Agreement with Colonial will remain in effect.

It is important to note that the annual rates payable by the Funds for investment management and administrative services will not increase or decrease as a result of the Trust entering into new Management Agreements on behalf of the Funds.

B.       Consideration by the Board of Trustees.
The Board of Trustees met on December 15-16, 1999, to consider, among other things, the proposed change of each Fund's investment advisor. After due consideration, the Board of Trustees, including all Trustees who were not interested and who had no direct or indirect financial interests in the operation of the new Management Agreements or in any agreements related thereto, unanimously approved the new Management Agreements, subject to shareholder approval. The Board of Trustees concluded that the new Management Agreements are fair and reasonable, and are in the best interest of shareholders of each Fund. During the course of their deliberations, the Board of Trustees considered a variety of factors. The Board of Trustees considered the fact that the new Management Agreements with Newport would not impact the current fee structure of the existing Management Agreements, and that the current expense waivers would continue until further notice. The Board of Trustees, however, focused specifically on the experience and size of Newport's international investment management team, Newport's growth investment style, Newport's expertise and proven performance as an investment advisor of international and global growth funds similar to the Liberty Mutual Funds, as well as the increased complexity of the international securities markets.

C. Comparison and Impact of the Existing and New Management Agreements. For each of the Funds, the new Management Agreement is identical to the existing Management Agreement except for its effective date and the named investment advisor. The new Management Agreements do not differ from the existing Management Agreements with respect to the investment advisor's responsibilities or duties to the Funds, or the fees payable to the investment advisor for providing those services.

Compensation under the existing and new Management Agreements is subject to reduction if in any year the expenses of a Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale. No such limits currently are in effect.

Both the existing and new Management Agreements provide that, subject to the Board of Trustees' supervision, the investment advisor will manage the assets of each Fund in accordance with its Prospectus and Statement of Additional Information, purchase and sell securities and other investments on behalf of the Fund, and report results to the Board of Trustees periodically. With respect to Liberty Newport International Equity Fund, the existing and new Management Agreements also require the investment advisor to furnish, at its expense: (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (excluding custodial, transfer agency, pricing and certain record keeping services); and (c) compensation to Trustees who are directors, officers of or employees of the advisor or its affiliates. Any liability of the investment advisor to the Trust, the Fund and/or its shareholders is limited to situations involving the advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

Each new Management Agreement provides that it will continue in effect for an initial term ending June 30, 2002 and thereafter so long as it is approved annually in accordance with the 1940 Act. The existing and new Management Agreements may be terminated at any time by Newport, by the Board of Trustees or by vote of a majority of the outstanding voting securities of any Fund without penalty on 60 days' written notice, and shall automatically terminate upon any "assignment" (as that term is defined in the 1940 Act). Each new Management Agreement may be amended only by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act).

D.       Comparison of Investment Objectives and Strategies.
In the case of Liberty Newport Global Utilities Fund, Newport will not change the investment objective or strategy of the Fund. In the case of Liberty Newport International Equity Fund, Newport will not change the Fund's investment objective, but will change its investment strategy. Colonial's investment strategy in selecting stocks for Liberty Newport International Equity Fund has been to choose companies in industries and markets which Colonial believes will react favorably to inflation in the U.S. economy. Inflation-sensitive companies in which Liberty Newport International Equity Fund has invested include companies engaged in the development and processing of natural resources and companies engaged in consumer-oriented business. As the new advisor to Liberty Newport International Equity Fund, Newport will no longer focus on inflation-sensitive stocks and will select stocks of international companies with long-term, above average growth potential. These are companies with proven management, predictable growth rates and low levels of debt. Newport may sell a stock if there is a deterioration in a company's fundamentals or a change in a company's management style, or if Newport identifies a different company with more attractive growth prospects. The Board of Trustees has approved this change to the investment strategy of Liberty Newport International Equity Fund. The change in the investment strategy of Liberty Newport International Equity Fund is not a change to a fundamental policy of the Fund and therefore, shareholder approval of this change is not required. This change also does not affect Liberty Newport International Equity Fund's investment goal, which is to seek the preservation of capital purchasing power and long-term growth.

E.     Information concerning Colonial, Stein Roe, Newport and their affiliates.

Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated

Colonial and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. Colonial currently serves as investment advisor or administrator for 70 open-end and 9 closed-end management investment company portfolios. As of September 30, 2000, Colonial managed and/or administered over $18 billion in assets.

The directors of Colonial are Stephen E. Gibson and Joseph R. Palombo. Mr. Gibson is the President and Chief Executive Officer of Colonial. Mr. Palombo is the Executive Vice President and Chief Administrative Officer of Colonial. The business address of the directors and officers of Colonial is One Financial Center, Boston, Massachusetts 02111. In addition, the following individuals who are officers or Trustees of the Funds' Trusts are also officers or directors of
Colonial: William J. Ballou, Suzan M. Barron, Michael G. Clarke, Stephen E. Gibson, Ellen Harrington, Russell L. Kane, Gail E. Knudsen, Pamela A. McGrath, Joseph R. Palombo, Dianne Paras, Vincent P. Pietropaolo and Glenn M. Wolfset.

Stein Roe and its predecessor have been providing investment advisory services since 1932. Stein Roe acts as investment advisor to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations and other institutional investors. The sole director of Stein Roe is C. Allen Merritt, Jr. Mr. Merritt is Chief Operating Officer of Liberty Financial. Stephen E. Gibson is President of Stein Roe's Mutual Funds division and William E. Rankin is President of Stein Roe's Private Capital Management division. The business address of Mr. Merritt is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; that of Mr. Gibson is One Financial Center, Boston, Massachusetts 02111; and that of Mr. Rankin is One South Wacker Drive, Chicago, Illinois 60606.

In addition, the following individuals who are officers or Trustees of the Funds' Trusts are also officers or directors of Stein Roe: Stephen E. Gibson and Joseph R. Palombo.

Colonial provides, and after shareholder approval of the new Management Agreement, will continue to provide, pricing and bookkeeping services to each of the Funds pursuant to a Pricing and Bookkeeping Agreement. For each Fund, Colonial is paid a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:

         0.035%  annually on the next $950 million;
         0.025% annually on the next $1 billion;
         0.015% annually on the next $1 billion; and 0.001% annually on the excess over $3 billion

For the fiscal year ended October 31, 1999, the pricing and bookkeeping fees paid by Liberty Newport International Equity Fund and Liberty Newport Global Utilities Fund to Colonial under the Pricing and Bookkeeping Agreement were approximately $50,000 and $65,000, respectively.

Liberty Funds Services, Inc. (LFSI), a subsidiary of LFG, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investor servicing agent (transfer, plan and dividend disbursing agent, and shareholder services provider), for which it receives monthly fees paid by each Fund. The fee paid to LFSI is based on the average daily net assets of each Fund, charges based on the number of shareholder accounts and transactions and reimbursement for certain out-of-pocket expenses. For the fiscal year ended October 31, 1999, the aggregate fees paid to LFSI on behalf of Liberty Newport International Equity Fund and Liberty Newport Global Utilities Fund were approximately $395,000 and $509,000, respectively.

Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial, located at One Financial Center, Boston, Massachusetts 02111, acts as distributor for each Fund under a distribution agreement. The Trustees have approved a 12b-1 plan (Plan) for each Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays LFDI a service fee at an annual rate of 0.25% of the Fund's net assets attributable to Classes A, B and C. Each Fund also pays a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C Shares. For the fiscal year ended October 31, 1999, the aggregate fees paid by the Funds to LFDI were as follows:

12b-1 fees paid to LFDI for the fiscal year ended October 31, 1999

----------------------- ------------------ ------------------

                        Liberty Newport     Liberty Newport
                        International       Global Utilities
Fees (Approximate)        Equity Fund            Fund
----------------------- ------------------ ------------------
----------------------- ------------------ ------------------
Service Fees               $280,000(a)        $457,000(c)
----------------------- ------------------ ------------------
----------------------- ------------------ ------------------
Distribution Fees          $420,000(b)        $56,000(d)
----------------------- ------------------ ------------------

(a) $139,000 were attributable to Class A Shares; $138,000 were attributable to Class B Shares; $3,000 were attributable to Class C Shares.
(b) $411,000 were attributable to Class B Shares; $9,000 were attributable to Class C Shares.
(c) $438,000 were attributable to Class A Shares; $16,000 were attributable to Class B Shares; $3,000 were attributable to Class C Shares.
(d) $48,000 were attributable to Class B Shares; $8,000 were attributable to Class C Shares.

Colonial and Stein Roe may use the services of AlphaTrade Inc. (AlphaTrade), a registered broker-dealer subsidiary of Colonial, when buying or selling certain equity securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and Rule 17e-1 under the 1940 Act. For the fiscal year ended October 31, 1999, the aggregate commissions paid by Colonial to AlphaTrade on behalf of Liberty Newport International Equity Fund was $25,135, which constituted 15.6% of the Fund's aggregate brokerage commissions. No commissions were paid by Stein Roe to AlphaTrade on behalf of Liberty Newport Global Utilities Fund for the fiscal year ended October 31, 1999.

In addition to the fees described above, each Fund pays all of its expenses not assumed by its advisor, including, without limitation, fees and expenses of the independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying shares of each Fund for distribution under federal and state laws and regulations, custodial, auditing and legal expenses, expenses of determining net asset value of each Fund's shares, expenses of providing reports to shareholders, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. Each Fund also is responsible for such non-recurring expenses as may arise, including litigation in which each Fund may be a party, and other expenses as determined by the Board of Trustees. Each Fund may have an obligation to indemnify its officers and Trustees with respect to litigation.

Newport Fund Management, Inc.

Newport is a direct majority-owned subsidiary of Newport Pacific Management, Inc. (Newport Pacific), 580 California Street, San Francisco, California 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited (Liberty Newport), which in turn is a direct wholly-owned subsidiary of Liberty Financial.

The directors of Newport are Lindsay Cook, J. Andrew Hilbert, John M. Mussey and Thomas R. Tuttle. Mr. Cook is an Executive Vice President of Liberty Financial. Mr. Hilbert is Chief Financial Officer of Liberty Financial. Mr. Mussey is Vice Chairman of Newport and Newport Pacific. Mr. Tuttle is the President and Chief Executive Officer of Newport. He also is President of Newport Pacific. The business address of Mr. Cook and Mr. Hilbert is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Mussey and Tuttle is 580 California Street, San Francisco, California 94104.

F. Other Funds Managed by Newport. In addition to the services proposed to be provided by Newport to each of the Funds, Newport also provides management and other services and facilities to other investment companies. Information with respect to the assets of and management fees payable to Newport by funds having investment objectives similar to those of the Funds is set forth below:

------------------------------------------ ----------------- ------------------
                                                Annual       Total Net Assets
                                                                     9/30/00
                    Fund                    Management Fee     (in Millions)
------------------------------------------ ----------------- ------------------
------------------------------------------ ----------------- ------------------
Liberty Newport Tiger Fund                      1.00%(a)          $954.9
------------------------------------------ ----------------- ------------------
------------------------------------------ ----------------- ------------------
Stein Roe Small Cap Tiger Fund                   1.15%(b)            10.4
------------------------------------------ ----------------- ------------------
------------------------------------------ ----------------- ------------------
Liberty Newport Japan Opportunities Fund         0.95%(b)            90.5
------------------------------------------ ----------------- ------------------
------------------------------------------ ----------------- ------------------
Liberty Newport Greater China Fund               1.15%(b)            66.8
------------------------------------------ ----------------- ------------------
------------------------------------------ ----------------- ------------------
Liberty Newport Asia Pacific Fund                1.00%(b)            17.7
------------------------------------------ ----------------- ------------------
------------------------------------------ ----------------- ------------------
Liberty Newport Europe Fund                      0.70%(d)            13.0
------------------------------------------ ----------------- ------------------
------------------------------------------ ----------------- ------------------
Stein Roe Asia Pacific Fund                      0.55%(c)              5.3
------------------------------------------ ----------------- ------------------

(a) The management fee is 1.00% for the first $100 million of average net assets; 0.75% for the next $1.4 billion; 0.70% for the next $1 billion; and 0.65% over $2.5 billion.
(b) Newport has voluntarily agreed to waive a certain portion of the management fee and reimburse the fund for certain expenses. Newport may terminate the fee waiver and expense reimbursement arrangement at any time.
(c) Stein Roe & Farnham Incorporated is the advisor to the fund and receives an annual fee of 0.95%. Newport receives 0.55% as sub-advisor to the fund.
(d) The fund commenced operations on November 1, 1999 and has not paid management fees to Newport.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH APPLICABLE LIBERTY FUND VOTE FOR PROPOSAL 2.

                          REQUIRED VOTE FOR PROPOSAL 2

Approval of the new Management Agreement for each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PROPOSAL 3.          APPROVE A SUB-ADVISORY AGREEMENT
                     WITH UNIBANK SECURITIES, INC. (The Liberty Fund - herein referred to for purposes of this Proposal 3 as the "Fund")

A.       Description of Proposal.
The Board of Trustees of Liberty Funds Trust III (Trust) proposes that the shareholders of the Fund approve a Sub-Advisory Agreement, substantially in the form set forth in Appendix B, among Colonial, the investment advisor to the Fund, Unibank Securities, Inc., which does business in the U.S. as Unibank Investment Management (Unibank), and the Trust, on behalf of the Fund. Under the terms of the Sub-Advisory Agreement, Unibank will manage a portion of the assets of the Fund, as determined by Colonial, in accordance with the investment objectives, policies and limitations of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information (as modified to take into account the Fund's acquisition of Liberty Strategic Balanced Fund (Balanced
Fund),  which is subject to the  approval of the  shareholders  of the  Balanced
Fund). Unibank will invest primarily in large capitalization, non-U.S. equity securities for the Fund. Approval of the Sub-Advisory Agreement will not affect the amount of management fees paid by the Fund to Colonial; Colonial, not the Fund, pays sub-advisory fees to Unibank under the Sub-Advisory Agreement.

Currently, Colonial manages the investment of the assets of Fund pursuant to a Management Agreement between the Trust, on behalf of the Fund, and Colonial, dated March 27, 1995, as amended , which was most recently approved by the shareholders of the Fund on February 15, 1995. Colonial receives monthly fees at the annual rate of 0.55% for the first $1 billion of the average daily net assets of the Fund and 0.50% of assets in excess of $1 billion. For the fiscal year ended October 31, 1999, the aggregate fees paid by the Fund to Colonial under the Management Agreement were approximately $8,985,000.

B.       Consideration by the Board of Trustees.
The Board of Trustees met on October 25/26, 2000, to consider, among other things, the proposed retention by Colonial of Unibank as a sub-advisor to the Fund. After due consideration, the Board of Trustees, including all Trustees who were not interested and who had no direct or indirect financial interest in the operation of the Sub-Advisory Agreement or in any agreements related thereto, unanimously approved the Sub-Advisory Agreement, subject to shareholder approval. The Board of Trustees concluded that the Sub-Advisory Agreement is fair and reasonable, and is in the best interest of the shareholders of the Fund. During the course of their deliberations, the Board of Trustees focused on the experience and proven performance of Unibank as an investment advisor to international and global funds as well as on the increased complexity of the international securities markets. The Board of Trustees also considered a variety of factors, including that the Sub-Advisory Agreement with Unibank will not affect the fees paid by the Fund under the Management Agreement.

C.       Description of Sub-Advisory Agreement.
Pursuant to the terms of the Sub-Advisory Agreement, Unibank, under the supervision of the Board of Trustees and Colonial, will: (a) manage the investment of a portion of the assets of the Fund, as determined by Colonial, in accordance with the investment objectives, policies and limitations of the Fund as stated in the Fund's then current Prospectus and Statement of Additional Information; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall deem advisable; (d) employ professional portfolio managers to provide research services to the Fund; and
(e) report results to the Board of Trustees. For the services to be rendered by Unibank under the Sub-Advisory Agreement, Colonial will pay Unibank a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Unibank. Any liability of Unibank to the Trust, the Fund and/or its shareholders is limited to situations involving Unibank's own willful misfeasance, bad faith or gross negligence in the performance of its duties.

The Sub-Advisory Agreement provides that it will remain in effect for an initial term ending June 30, 2002 and from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated at any time without penalty on sixty days' written notice to Unibank by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by Colonial, or by Unibank on ninety days' written notice to Colonial and the Trust. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Management Agreement for the Fund shall have terminated for any reason. The Sub-Advisory Agreement may be amended only in accordance with the 1940 Act.

The preceding description of the proposed Sub-Advisory Agreement is qualified in its entirety by reference to the form of Sub-Advisory Agreement that is set forth in Appendix B to this proxy statement.

D.       Information concerning Colonial, Unibank and their affiliates.

Colonial Management Associates, Inc.

Colonial, located at One Financial Center, Boston, Massachusetts 02111, is a wholly-owned subsidiary of Liberty Funds Group, LLC (LFG), which in turn is an indirect wholly-owned subsidiary of Liberty Financial. Liberty Financial is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). As of September 30, 2000, LFC Management Corporation owned 71.12% of Liberty Financial. Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of Liberty Financial, LFC Management Corporation, Liberty Corporate Holdings, Inc., and LFC Holdings, Inc. are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.

Colonial and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. Colonial currently serves as investment advisor or administrator for 70 open-end and 9 closed-end management investment company portfolios. As of September 30, 2000, Colonial managed and/or administered over $18 billion in assets.

The directors of Colonial are Stephen E. Gibson and Joseph R. Palombo. Mr. Gibson is the President and Chief Executive Officer of Colonial. Mr. Palombo is the Executive Vice President and Chief Administrative Officer of Colonial. The business address of the directors and officers of Colonial is One Financial Center, Boston, Massachusetts 02111.

In addition, the following individuals who are officers or Trustees of the Funds' Trusts are also officers or directors of Colonial: William J. Ballou, Suzan M. Barron, Michael G. Clarke, Stephen E. Gibson, Ellen Harrington, Russell
L. Kane, Gail E. Knudsen, Pamela A. McGrath, Joseph R. Palombo, Dianne Paras, Vincent P. Pietropaolo and Glenn M. Wolfset.

Colonial provides, and after shareholder approval of the Sub-Advisory Agreement will continue to provide, pricing and bookkeeping services to the Fund pursuant to a Pricing and Bookkeeping Agreement. Colonial is paid a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:

         0.035% annually on the next $950 million;
         0.025% annually on the next $1 billion;
         0.015% annually on the next $1 billion; and 0.001% annually on the excess over $3 billion

For the fiscal year ended October 31, 1999, the pricing and bookkeeping fees paid by the Fund to Colonial under the Pricing and Bookkeeping Agreement were approximately $534,000.

Liberty Funds Services, Inc. (LFSI), a subsidiary of LFG located at One Financial Center, Boston, Massachusetts 02111, is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent, and shareholder services provider), for which it receives monthly fees paid by the Trust. The fee paid to LFSI is based on the average daily net assets of the Fund, charges based on the number of shareholder accounts and transactions, and reimbursement for certain out-of-pocket expenses. For the fiscal year ended October 31, 1999, the aggregate fees paid by to LFSI on behalf of the Fund were approximately $4,728,000.

Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial located at One Financial Center, Boston, MA 02111, acts as distributor for the Fund under a distribution agreement. The Trustees have approved a 12b-1 plan (Plan) for the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays LFDI a service fee at an annual rate of 0.25% of the Fund's net assets attributable to Classes A, B and C. The Fund also pays a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C Shares. For the fiscal year ended October 31, 1999, the aggregate fees paid by the Fund to LFDI were as follows:

12b-1 fees paid to LFDI for the fiscal year ended October 31, 1999

---------------------------- ---------------------------------

Fees (Approximate)                   The Liberty Fund
---------------------------- ---------------------------------
---------------------------- ---------------------------------
Service Fees                           $4,082,000(a)
---------------------------- ---------------------------------
---------------------------- ---------------------------------
Distribution Fees                     $5,370,000(b)
---------------------------- ---------------------------------

(a)    Classes A, B, and C.
(b) $5,311,000 were attributable to Class B shares; $59,000 were attributable to Class C shares.

Colonial may use the services of AlphaTrade Inc. (AlphaTrade), a registered broker-dealer subsidiary of Colonial, when buying or selling certain equity securities for the Fund's portfolio pursuant to procedures adopted by the Trustees and Rule 17e-1 under the 1940 Act. For the fiscal year ended October 31, 1999, Colonial did not pay any commissions to AlphaTrade on behalf of the Fund.

In addition to the fees described above, the Fund pays all of its expenses not assumed by its advisor, including, without limitation, fees and expenses of the independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying shares of the Fund for distribution under federal and state laws and regulations, custodial, auditing and legal expenses, expenses of determining net asset value of the Fund's shares, expenses of providing reports to shareholders, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund also is responsible for such non-recurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board of Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to litigation.

Unibank Securities, Inc.

Unibank is located at 13-15 West 54th Street, New York, New York, 10019. Unibank offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Unibank often structures portfolios to meet benchmarks established by the client, or tailored to standard Morgan Stanley Capital International (MSCI) benchmarks such as the MSCI EAFE Index. Unibank is a direct wholly-owned subsidiary of Unibank A/S, one of Scandinavia's leading financial institutions, which in turn is a direct wholly-owned subsidiary of Unidanmark A/S, which in turn is a direct wholly-owned subsidiary of Nordic Baltic Holding AB. The principal executive offices of Unibank A/S are located at Torvegade 2 DK-1786 Copenhagen V, Denmark. The principal executive offices of Unidanmark A/S are located at Strandgrade 3 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordic Baltic Holding AB are located at Hamngatan 10, SE-105 71 Stockholm, Sweden.

The directors of Unibank Securities, Inc. are Henrik Bak, Ole Jacobsen, Jerry Murphy, Peter Nyegaard and Finn Pedersen. Mr. Bak is President and Chairman of the Board of Unibank Securities, Inc. Mr. Jacobsen is Managing Director and Head of Unibank Investment Management. Mr. Murphy is Head of Administration, Nordic Baltic Holding, New York. Mr. Nyegaard is Head of Markets, Nordic Baltic Holding AB. Mr. Pedersen is Head of Equities, Aros Maizel. The business address of each of Messrs. Bak, Nyegaard, Murphy, Jacobsen and Pedersen is 13-15 West 54th Street, New York, New York, 10019.

In addition to the services proposed to be provided by Unibank to the Fund, Unibank also provides sub-advisory and other services and facilities to other investment companies. Information with respect to the assets of and management fees payable to Unibank by funds having objectives similar to the Fund is set forth below:

------------------------------------------- -------------------- ---------------
                                                                Total Net Assets
                                             Annual Management       9/30/00
Fund                                                Fee          (in Thousands)
------------------------------------------- -------------------- ---------------
------------------------------------------- -------------------- ---------------
UM International Equity Fund                     0.60%(a)             $15,697
------------------------------------------- -------------------- ---------------

(a) The management fee is 0.95%, which is paid to Undiscovered Managers, LLC, the investment advisor to the Fund. Unibank is the sub-advisor to the Fund and receives a sub-advisory fee of 0.60% for the first $200 million of average net assets, 0.55% for the next $100 million, and 0.50% for assets in excess of $300 million.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE LIBERTY FUND VOTE FOR PROPOSAL 3.

                          REQUIRED VOTE FOR PROPOSAL 3

Approval of a new Sub-Advisory Agreement for any Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PROPOSAL  4.         ELECTION  OF A BOARD OF  TRUSTEES  FOR SR&F BASE  TRUST
                     (Liberty  Money  Market  Fund and Liberty  Municipal  Money
                     Market Fund - herein referred to for purposes of this Proposal 4 as each a "Fund" or collectively the "Funds")

You are being asked to approve the election of six new members as well as five of the currently serving members of the Board of Trustees of the SR&F Base Trust ("Base Trust"). Rather than investing directly in portfolio securities, each of Liberty Money Market Fund and Liberty Municipal Money Market Fund is a feeder fund that invests all of its assets in a master fund. The master fund for Liberty Money Market Fund is SR&F Cash Reserves Portfolio and the master fund for Liberty Municipal Money Market Fund is SR&F Municipal Money Market Portfolio (each, a "Portfolio"). Each Portfolio is a series of the Base Trust. Each of the Funds, as a Portfolio investor, has been requested by the Base Trust to vote on the election of trustees of the Base Trust. Therefore, each Fund is soliciting proxies from its shareholders relating to the election of trustees of the Base Trust.

All of the nominees listed below, except for the proposed six new members (Ms. Verville and Messrs. Lowry, Macera, Mayer, Neuhauser and Stitzel), are currently members of the Board of Trustees of the Base Trust, as well as two Stein Roe closed-end funds and seven other Stein Roe open-end trusts (collectively, the "Stein Roe Funds"), and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Ms. Kelly and Mr. Palombo, have been previously elected by the shareholders of theBase Trust. The proposed six new members currently serve on the Boards of Trustees of ten Liberty closed-end funds and a number of Liberty open-end trusts (collectively, the "Liberty Fund Complex") and were recommended for election as Trustees of the Base Trust by the Board of Trustees of the Base Trust at a special meeting held on October 17, 2000. Each of the nominees elected will serve as a Trustee of the Base Trust until the next meeting of shareholders of the Funds called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal.

Currently, two different boards of trustees are responsible for overseeing substantially all of the Liberty Fund Complex and Stein Roe Funds. Liberty Financial and the Trustees of the Liberty Fund Complex and Stein Roe Funds have agreed that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Liberty Fund Complex and Stein Roe Funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Liberty Fund Complex and Stein Roe Funds and Liberty Financial. The nominees listed below will be the members of the single, consolidated Board of Trustees. The persons named in the enclosed proxy card intend to vote at the Meetings in favor of the election of the nominees named below as Trustees (if so instructed). If any nominee listed below becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

The following table sets forth certain information about each nominee:

                                                                       Year of
                                                                     Election or
                                                                     Recommended
                                                                    for Election
Nominee Name & Age      Principal Occupation (1) and Directorships   as Trustee
------------------      ------------------------------------------   ----------
Douglas A. Hacker       Executive Vice President and Chief             1996
(43)                    Financial Officer of UAL, Inc. (airline)
                        since July, 1999; Senior Vice President
                        and Chief Financial Officer of UAL, Inc.
                        prior thereto.

Janet Langford Kelly    Executive Vice President-Corporate             1996
(41)                    Development, General Counsel and
                        Secretary, Kellogg Company, since
                        September, 1999; Senior Vice President,
                        Secretary and General Counsel, Sara Lee
                        Corporation (branded, packaged,
                        consumer-products manufacturer).

Richard W. Lowry        Private Investor 1987.  (formerly           New nominee
(64)                    Chairman and Chief Executive Officer,
                        U.S. Plywood Corporation).

Salvatore Macera        Private Investor since 1981.  (formerly     New nominee
(69)                    Executive Vice President and Director of
                        Itek Corporation (electronics)).

William E. Mayer(2)     Partner, Park Avenue Equity Partners        New nominee
(60)                    (venture capital) since November, 1996;
                        Dean, College of Business and Management,
                        University of Maryland, priorthereto;
                        Director, Johns Manville, Lee Enterprises and WR Hambrecht + Co.

Charles Nelson          Van Voorhis Professor, Department of           1987
(57)                    Economics, University of Washington and
                        consultant on economic and statistical
                        matters.

                                                                       Year of
                                                                     Election or
                                                                     Recommended
                                                                    for Election
Nominee Name & Age      Principal Occupation (1) and Directorships    as Trustee
------------------      ------------------------------------------   -----------
John J. Neuhauser       Academic Vice President and Dean of         New nominee
(57)                    Faculties, Boston College, since August,
                        1999; Dean, Boston College School of
                        Management priorthereto.

Joseph R. Palombo(3)    Vice President of the Liberty Mutual           2000
(47)                    Funds from April, 1999 to October, 2000;
                        Executive Vice President and Director of
                        Colonial and Stein Roe & Farnham
                        Incorporated; Executive Vice President
                        and Chief Administrative Officer of
                        Liberty Funds Group LLC since April,
                        1999; Chief Operating Officer, Putnam
                        Mutual Funds priorthereto.

Thomas E. Stitzel       Business Consultant since 1999; Chartered   New nominee
(64)                    Financial Analyst; Professor of Finance
                        and Dean, College of Business, Boise
                        State University priorthereto.

Thomas C. Theobald      Managing Director, William Blair Capital       1996
(62)                    Partners (private equity investing) since
                        1994; (formerly Chief Executive Officer
                        and Chairman of the Board of Directors,
                        Continental Bank Corporation.

Anne-Lee Verville       Consultant since 1997; General Manager,     New nominee
(54)                    Global Education Industry priorthereto;
                        formerly President, Applications
                        Solutions  Division,  IBM Corporation
                        (global education and global applications).

---------------------------

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) Mr. Mayer is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act) because of his affiliation with WR Hambrecht & Co. (a registered broker-dealer).
(3) Mr. Palombo is an "interested person," as defined in the 1940 Act because of his affiliation with Liberty Financial Companies, Inc. (Liberty Financial), an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.

                   Trustees' Compensation; Meetings and Committees

A. Trustees' Compensation. The Board of Trustees will serve as Trustees of the Liberty Fund Complex and Stein Roe Funds for which each Trustee, except for Mr. Palombo, will receive an additional annual retainer of $45,000, and attendance fees of $8,000 for each regular joint Board meeting and $1,000 for each special joint Board meeting. The Board is expected to hold six regular joint Board meetings each year. Committee chairs will receive an annual retainer of $5,000. Other Committee members will receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty Fund Complex and Stein Roe Funds based on their relative net assets, and one-third of the fees are divided equally among the Liberty Fund Complex and Stein Roe Funds.

The Stein Roe Funds do not currently provide pension or retirement plan benefits to the Trustees. However, William W. Boyd and John A. Bacon, two of the Trustees currently serving on the Boards of Trustees of the Stein Roe Funds who are not continuing on the Boards, will receive certain payments after completing their service on the Boards. Mr. Boyd will receive a payment of $50,000 upon his departure. Mr. Bacon will receive payments at an annual rate equal to the 1999 compensation of the Trustees of the Stein Roe Funds until he would otherwise have retired at age 74 on December 31, 2001. The payments to Mr. Bacon will be made quarterly, beginning in 2001. Liberty Financial and Stein Roe Funds will each bear one-half of the cost of the payments to Messrs. Boyd and Bacon; the Stein Roe Funds' portion of the payments will be allocated among the Stein Roe Funds based on each fund's share of the Trustee fees for 2000.

Further information concerning the Trustees' compensation is included in Part 4. Fund Information on page _____.

B. Meetings and Committees. The current Board of Trustees of the Stein Roe Funds consists of one interested and six non-interested Trustees.

Audit Committee. The Audit Committee of the Stein Roe Funds, consisting of Messrs. Hacker (Chairman), Bacon, Boyd, Nelson and Theobald and Ms. Kelly, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.

Compensation Committee. The Compensation Committee of the Stein Roe Funds, consisting of Messrs. Boyd and Nelson, both of whom are non-interested Trustees, reviews compensation of the board members who are not affiliated with the investment adviser.

Nominating Committee. The Nominating Committee of the Stein Roe Funds, consisting of Messrs. Boyd and Nelson, both of whom are non-interested Trustees, recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of your Fund.

Executive Committee. The Executive Committee of the Stein Roe Funds, consisting of Mr. Boyd, a non-interested Trustee, and Mr. Cook, an interested Trustee, is authorized to take certain actions delegated to it by the full Board of Trustees and to exercise the full powers of the Board of Trustees, with some exceptions, between Board meetings.

Record of Board and Committee Meetings. During the fiscal year ended June 30, 2000, the Board of Trustees of the Base Trust held six meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting, the Nominating Committee did not hold any meetings and the Executive Committee held two meetings.
During the most recently completed fiscal years, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

If any nominee listed above becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

THE BOARD OF TRUSTEES OF THE BASE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE IN PROPOSAL 4.

                          REQUIRED VOTE FOR PROPOSAL 4

Shareholders of each Fund vote together with the shareholders of the other feeder funds of the respective Portfolios and with the shareholders of the other master funds of the Base Trust for the election of Trustees of the Base Trust. A plurality of the votes cast at the Meetings for the Base Trust, if a quorum is represented, is required for the election of each Trustee to the Board of Trustees of the Base Trust.

PART 3.          INFORMATION REGARDING VOTING AND SHAREHOLDER MEETINGS.

This section provides further information regarding the methods of voting and shareholder meetings.

In Parts 3 and 4, the following acronym codes will be used to identify the Liberty Mutual Funds:

------------- -------------------------- ---------- ----------------------------
CODE          LIBERTY MUTUAL FUND        CODE       LIBERTY MUTUAL FUND
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LHYSF         Liberty High Yield         LCBP       Liberty Counselor Balanced
              Securities                               Portfolio
                 Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LIF           Liberty Income Fund        LCGP       Liberty Counselor Growth
                                                       Portfolio
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LSIF          Liberty Strategic Income   LCIP       Liberty Counselor Income
              Fund                                     Portfolio
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LTMAGF        Liberty Tax-Managed        LHYMF      Liberty High Yield
                 Aggressive Growth Fund             Municipal
                                                       Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LTMVF         Liberty Tax-Managed        LITEF      Liberty Intermediate
              Value                                    Tax-Exempt Fund
                 Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LIGF          Liberty Intermediate       LTEF       Liberty Tax-Exempt Fund
                 Government Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LMMF          Liberty Money Market Fund  LTEIF      Liberty Tax-Exempt Insured
                                                       Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LNGCF         Liberty Newport Greater    LTEMMF     Liberty Tax-Exempt Money
              China                                    Market Fund
                 Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LNJOF         Liberty Newport Japan      LUF        Liberty Utilities Fund
                 Opportunities Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LCF           Liberty Contrarian Fund    LCATEF     Liberty California
                                                    Tax-Exempt
                                                       Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LCEF          Liberty Contrarian         LCTTEF     Liberty Connecticut
              Equity                                   Tax-Exempt Fund
                 Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LCIF          Liberty Contrarian         LMATEF     Liberty Massachusetts
              Income                                   Tax-Exempt Fund
                 Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LFSF          Liberty Federal            LNYTEF     Liberty New York
              Securities Fund                       Tax-Exempt
                                                       Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LNGUF         Liberty Newport Global     LOHTEF     Liberty Ohio Tax-Exempt
                 Utilities Fund                     Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LNIEF         Liberty Newport            LGIF       Liberty Growth & Income
              International                         Fund
                 Equity Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LREF          Liberty Real Estate Fund   LNAPF      Liberty Newport Asia
                                                    Pacific
                                                       Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LSVF          Liberty Select Value Fund  LNEF       Liberty Newport Europe Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
LSF           Liberty Special Fund       LNTF       Liberty Newport Tiger Fund
------------- -------------------------- ---------- ----------------------------
------------- -------------------------- ---------- ----------------------------
TLF           The Liberty Fund           LFRAF      Liberty Floating Rate
                                                    Advantage
                                                       Fund
------------- -------------------------- ---------- ----------------------------

A. Proxy Solicitation Methods. Shareholders of the Liberty Mutual Funds entitled to vote at the Meetings will receive proxy materials in the mail. The Funds have engaged the services of SCC to assist in the solicitation of proxies. As the date approaches, if your vote is not received, you may receive a call from SCC reminding you to exercise your right to vote. At this time, you may elect to vote your shares telephonically.

B. Proxy Solicitation Costs. The Liberty Mutual Funds will bear the cost of the solicitation (with a portion of certain Funds' expenses borne by Liberty Financial) which includes printing of proxy materials, mailing and the tabulation of votes. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings. The cost of this assistance for each Liberty Mutual Fund is not expected to exceed the following:

------------- -------------------------- ----------- ---------------------------
CODE          SOLICITATION COST          CODE        SOLICITATION COST
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LHYSF                $107,912            LCBP                1,962
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LIF                    17,768            LCGP                2,928
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LSIF                  152,376            LCIP                  833
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LTMAGF                  1,138            LHYMF               9,371
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LTMVF                   6,880            LITEF               1,639
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LIGF                   69,210            LTEF              108,397
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LMMF                   23,856            LTEIF               8,704
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LNGCF                  18,096            LTEMMF              1,459
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LNJOF                  12,756            LUF               105,786
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LCF                       763            LCATEF             10,934
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LCEF                   13,410            LCTTEF              7,512
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LCIF                      991            LMATEF              9,083
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LFSF                   71,536            LNYTEF              5,055
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LNGUF                  25,572            LOHTEF              5,947
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LNIEF                  16,505            LGIF              172,610
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LREF                    2,202            LNAPF               3,695
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LSVF                  102,922            LNEF                1,915
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
LSF                    17,335            LNTF              199,050
------------- -------------------------- ----------- ---------------------------
------------- -------------------------- ----------- ---------------------------
TLF                  $164,763            LFRAF               3,780
------------- -------------------------- ----------- ---------------------------

C. Record Date and Quorum. Each shareholder of record of any Fund at the close of business on September 29, 2000 (Record Date) will have one vote for each share held. Holders of 30% of the shares of each Liberty Mutual Fund voting on a Proposal outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meetings on Proposals 2 and 3. With respect to Proposal 1, shareholders of each Liberty Mutual Fund vote together with the shareholders of the other series of the applicable Trust for the election of Trustees; 30% of the outstanding shares of the Trust constitutes a quorum for voting on the election of Trustees. With respect to Proposal 4, the shareholders of each of Liberty Money Market Fund and Liberty Municipal Money Market Fund vote together with the shareholders of the other feeder funds of the respective Portfolios and with the shareholders of the other master funds of the Base Trust for the election of Trustees of the Base Trust; 30% of the outstanding shares of the Base Trust constitutes a quorum for voting on the election of Trustees. Regardless of how you vote ("For", "Against" or "Abstain"), your shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), it will have the effect of votes (a) present for purposes of determining a quorum for each proposal and (b) against proposals 2 through 4. With respect to the election of Trustees (Proposals 1 and 4), withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

D. Revoking Your Proxy. You may revoke your proxy at any time up until the voting results are announced at the Meetings. You may revoke your proxy by writing to the Secretary of the Liberty Mutual Funds, Attn: William J. Ballou, One Financial Center, 11th Floor, Boston, MA 02111-2621. You may also revoke your proxy by voting again by using one of the following four ways: (a) by accessing our Web site; (b) by using your enclosed proxy card; (c) by fax (not available for all shareholders; refer to the enclosed proxy insert) or (d) voting in person at the Meetings. You may also revoke your vote telephonically by calling SCC at 1-800-732-3683.

E. Shareholder Proposals. Proposals of shareholders which are intended to be considered for inclusion in the Liberty Mutual Funds' proxy statement must be received within a reasonable amount of time prior to any meetings. The Liberty Mutual Funds do not currently intend to hold shareholder meetings in 2001.

F. Annual/Semiannual Reports. Further information concerning a Liberty Mutual Fund is contained in its most recent Annual and/or Semiannual Report to Shareholders, which is obtainable free of charge by writing Colonial Management Associates, Inc. at One Financial Center, Boston, Massachusetts 02111 or by calling 1-800-426-3750.

G. Other Matters. As of the date of this proxy statement, only the business mentioned in proposals 1 through 4 of the Notice of the Special Meetings of Shareholders is contemplated to be presented. If any procedural or other matters come before the Meetings, your proxy shall be voted in accordance with the best judgement of the proxy holder(s).

H. Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of Special Meetings of Shareholders are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

I. Compliance with Section 16(a) of the Securities Exchange Act of 1934 (Liberty Floating Rate Advantage Fund only). Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act, as amended, require the Fund's Board and certain other persons (Section 16 reporting persons), to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such reports furnished to the Fund for the fiscal year ended August 31, 2000, the Section 16 reporting persons complied with all Section 16(a) filings applicable to it.

PART 4.            FUND INFORMATION.

For each class of each Liberty Mutual Fund's shares and each Trust's shares entitled to vote at the Meetings, the number of shares outstanding as of September 29, 2000 was as follows:

-------------- --------------------- --------------------- ---------------------
Liberty
Mutual Fund        Outstanding           Outstanding            Outstanding
                  Class A Shares        Class B Shares        Class C Shares
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LIF                  16,148,249.120         5,552,405.321            427,097.942
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LMMF                239,005,963.398        71,961,717.385          4,112,265.135
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LCF                     331,485.813            74,278.688              4,412.855
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LNGUF                10,348,066.451           930,888.097             62,594.830
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LSF                   4,884,506.242                 0.000                  0.000
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LCIP                    298,986.212           250,776.121            187,015.430
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LHYMF                 5,788,695.741         9,226,892.968            303,956.972
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LITEF                 1,598,122.143         1,119,745.397            181,420.286
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LTEF                144,371,138.034        15,870,162.790            389,499.862
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LTEIF                16,346,727.166         3,265,663.585             73,256.843
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LTEMMF               11,693,512.056           560,889.127            222,996.360
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LCATEF                9,320,321.743         8,710,410.880            486,216.731
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LCTTEF               27,046,330.054         9,976,521.288            689,904.308
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LMATEF               18,851,864.727         5,901,995.294            177,799.580
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LNYTEF                6,334,227.330         6,049,749.324             80,177.473
-------------- --------------------- --------------------- ---------------------
-------------- --------------------- --------------------- ---------------------
LOHTEF                6,563,828.390         3,997,235.115             40,882.573
-------------- --------------------- --------------------- ---------------------

-------------- --------------- ---------------- ---------------- ---------------
Liberty         Outstanding      Outstanding      Outstanding      Outstanding
Mutual Fund       Class A      Class B Shares   Class C Shares   Class I Shares
                   Shares
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LCEF            4,080,501.791       28,816.534          608.519      591,404.515
-------------- --------------- ---------------- ---------------- ---------------

-------------- --------------- ---------------- ---------------- ---------------
Liberty         Outstanding      Outstanding      Outstanding      Outstanding
Mutual Fund       Class A      Class B Shares   Class C Shares   Class Z Shares
                   Shares
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LHYSF          76,049,963.256   85,000,541.081    9,484,939.401       94,118.705
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LTMAGF            314,282.990    1,118,558.394       76,151.548       10,377.487
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LTMVF           1,155,286.572    4,127,766.734      835,535.857          103.950
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LIGF           76,405,556.013   26,876,141.566      307,789.366      966,002.020
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LNGCF           3,189,764.828      320,194.813       71,303.235        8,143.287
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LNIEF           3,368,778.377    3,420,523.691       88,370.612      479,140.841
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LFSF           57,933,053.043    5,154,093.185      353,058.312          102.664
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LREF              530,746.385       92,439.873       13,527.014       33,788.089
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LSVF           17,344,993.683   13,474,790.485    1,043,774.270       47,566.852
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
TLF            85,501,505.934   60,443,270.570      640,428.421          313.575
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LCBP              777,227.095    1,152,133.755      470,120.394       53,994.765
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LCGP              909,246.217    1,164,332.097      499,742.022       81,282.092
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LUF            16,651,725.002   28,643,739.600      200,553.719       14,549.200
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LGIF           15,676,398.992   38,455,709.768    1,403,147.563           52.015
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LNAPF             425,886.313      236,850.346       52,040.187       91,432.893
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LNEF              796,834.961      261,794.817       41,326.596        3,031.573
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LFRAF           6,284,360.530    1,850,429.620    1,454,213.709      221,897.853
-------------- --------------- ---------------- ---------------- ---------------

-------------- --------------- ---------------- ---------------- ---------------
Liberty         Outstanding      Outstanding      Outstanding      Outstanding
Mutual Fund       Class A      Class B Shares   Class C Shares   Class J Shares
                   Shares
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LSIF           91,129,446.697  120,605,548.331    7,289,349.992   90,370,760.596
-------------- --------------- ---------------- ---------------- ---------------

-------------- ---------------
Liberty         Outstanding
Mutual Fund    Class Z Shares
-------------- ---------------
-------------- ---------------
LSIF              793,964.353
-------------- ---------------

-------------- --------------- ---------------- ---------------- ---------------
Liberty         Outstanding      Outstanding      Outstanding      Outstanding
Mutual Fund       Class A      Class B Shares   Class C Shares   Class I Shares
                   Shares
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LCIF              441,733.547       23,503.966        2,671.810       10,601.265
-------------- --------------- ---------------- ---------------- ---------------

-------------- ---------------
Liberty         Outstanding
Mutual Fund    Class Z Shares
-------------- ---------------
-------------- ---------------
LCIF              363,381.320
-------------- ---------------

-------------- --------------- ---------------- ---------------- ---------------
Liberty         Outstanding      Outstanding      Outstanding      Outstanding
Mutual Fund       Class A      Class B Shares   Class C Shares   Class T Shares
                   Shares
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LNTF           27,808,356.182   25,782,765.785    4,131,642.676    4,311,916.152
-------------- --------------- ---------------- ---------------- ---------------

-------------- ---------------
Liberty         Outstanding
Mutual Fund    Class Z Shares
-------------- ---------------
-------------- ---------------
LNTF           14,660,618.823
-------------- ---------------

-------------- --------------- ---------------- ---------------- ---------------
Liberty         Outstanding      Outstanding      Outstanding      Outstanding
Mutual Fund       Class A      Class B Shares   Class C Shares   Class J Shares
                   Shares
-------------- --------------- ---------------- ---------------- ---------------
-------------- --------------- ---------------- ---------------- ---------------
LNJOF           1,189,572.229    1,547,061.523      621,308.594           90.000
-------------- --------------- ---------------- ---------------- ---------------

-------------- --------------- ---------------
Liberty         Outstanding     Outstanding
Mutual Fund    Class N Shares  Class Z Shares
-------------- --------------- ---------------
-------------- --------------- ---------------
LNJOF             375,473.000     293,020.205
-------------- --------------- ---------------

--------------------------------------- ----------------------------------------
Liberty Trust                                      Outstanding Shares
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Liberty Funds Trust I                                           559,435,280.400*
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Liberty Funds Trust II                                           432,208,774.200
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Liberty Funds Trust III                                          297,679,032.823
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Liberty Funds Trust IV                                           262,368,102.700
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Liberty Funds Trust V                                            125,847,396.700
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Liberty Funds Trust VI                                            72,651,977.750
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Liberty Funds Trust VII                                           77,798,287.540
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Liberty Floating Rate Advantage Fund                               9,810,901.712
--------------------------------------- ----------------------------------------
* Includes outstanding shares for Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Growth Fund II, two series of Liberty Funds Trust I that will elect trustees of the Trust in a separate proxy statement.

As of September 29, 2000, the following shareholders of record owned 5% or more of the applicable outstanding Class(es) of shares of the following Liberty Mutual Funds:

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LHYSF          B & C    Merrill Lynch, Pierce,   9,086,380.550      10.69%
                        Fenner & Smith, Inc.     (B)                12.37%
                        For the Sole Benefit     1,173,308.314
                        of its Customers         (C)
                        4800 Deer Lake Drive
                        E. 3rd Floor
                        Jacksonville, FL 32216
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LHYSF          C        Banc One Securities      2,829,878.142      29.84%
                        Corp
                        FBO The One Select
                        Portfolio
                        733 Greencrest Drive
                        Westerville, OH 43081
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LIF            B & C    Merrill Lynch, Pierce,   565,392.653 (B)    10.18%
                        Fenner & Smith, Inc.     55,606.580 (C)     13.02%
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LSIF           B & C    Merrill Lynch, Pierce,   6,688,700.666       5.55%
                        Fenner & Smith, Inc.     (B)                12.09%
                        BankBoston NA Custodian  880,929.778 (C)
                        4800 Deer Lake Drive
                        E. 3rd Floor
                        Jacksonville, FL 32216
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LSIF           J        Tokai Maruman            90,370,760.596   100.00% (*)
                        Securities
                        1-10, Nihonbashi
                        2-Chome
                        Chuo-Ku
                        Tokyo, Japan 103-0027
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LSIF           Z        Colonial Counselor       472,038.079        59.45%
                        Growth Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LSIF           Z        Colonial Counselor       111,036.292        13.99%
                        Income Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LSIF           Z        Colonial Counselor       210,726.507        26.54%
                        Balanced Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMAGF         A, C &   Colonial Management      141,666.667 (A)    45.08%
               Z        Associates, Inc.         8,333.333 (C)      10.94%
                        One Financial Center     8,333.333 (Z)      80.30%
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMAGF         B & C    Merrill Lynch, Pierce,   103,822.973 (B)     9.28%
                        Fenner & Smith, Inc.     17,189.750 (C)     22.57%
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMAGF         C        Cranford Construction    7,105.584            9.33%
                        Company Inc.
                        c/o Selengut
                        1678 45th Street
                        Brooklyn, NY 11204
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMAGF         C        Pegge Ann Wall Trustee   7,283.321            9.56%
                        U/W F Willard Wall
                        Trust 1
                        32394 Pleasant Oaks
                        Drive
                        Springville, CA 93265
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMAGF         Z        Margery L. Hayward       2,044.154          19.70%
                        7327 W. Lafayette Place
                        Mequon, WI 53092
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMVF          A & C    Merrill Lynch, Pierce,   99,831.558 (A)       8.64%
                        Fenner & Smith, Inc.     78,582.051 (C)       9.40%
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LTMVF          Z        Colonial Management      103.950          100.00%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LIGF           B & C    Merrill Lynch, Pierce,   1,950,512.625       7.26%
                        Fenner & Smith, Inc.     (B)                12.45%
                        For the Sole Benefit     38,310.617 (C)
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LIGF           C        Cynthia D. Frankel       17,236.089           5.60%
                        P.O. Box 25003
                        Asheville, NC 28813
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LIGF           C        The Reese Family         16,307.041           5.30%
                        Partnership
                        17317 Wood Road
                        Bow, WA 98232
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LIGF           Z        Colonial Counselor       333,593.438        34.53%
                        Income Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LIGF           Z        Colonial Counselor       632,244.524        65.45%
                        Balanced Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LMMF           A        Colonial Investment      27,288,167.790     11.42%
                        Services, Inc.
                        One Financial Center
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LMMF           B        Susan P. Ryan            209,009.300          5.08%
                        8 Burlington Road
                        Harwinton CT 06791
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LMMF           B        Investors Bank & Trust   388,665.500          9.45%
                        Company Custodian
                        Michael Lutsky IRA
                        4601 Brewster Lane
                        Tarzana, CA 91356
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNGCF          A, B &   Merrill Lynch, Pierce,   559,280.470 (A)    17.53%
               C        Fenner & Smith, Inc.     67,086.595 (B)     20.95%
                        For the Sole Benefit     15,761.287 (C)     22.10%
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LNGCF          Z        Colonial Management      7,616.387          93.53%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNJOF          A, B &   Merrill Lynch, Pierce,   76,377.274 (A)      6.42%
               C        Fenner & Smith, Inc.     208,250.199 (B)    13.46%
                        For the Sole Benefit     99,225.535 (C)     15.97%
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNJOF          Z        Thomas C. Theobald       16,910.764           5.77%
                        55 Railroad Avenue
                        Plaza Level
                        Greenwich, CT 06830
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNJOF          Z        Mitra & Co.              233,736.059        79.77%
                        c/o Marshall & Ilsley
                        Trust Company
                        1000 N. Water Street
                        Milwaukee, WI 53202
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCF            A        James E. Crabbe Trustee  200,000.000        60.33% (*)
                        James E. Crabbe Trust
                        121 SW Morrison
                        Portland, OR 97204
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCF            A        Richard S. Huson         100,000.000        30.17%
                        Yvonne M. Huson Trustee
                        Richard S. Huson Trust
                        2480 NW Tower Rock Rd.
                        Bend, OR 97701
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCF            B        Advest Bank Trustee      8,287.934          11.16%
                        Jacob Levinson Mar
                        Trust
                        FBO M. Levinson
                        Attn: Trust Division
                        90 State House Square
                        Hartford, CT 06103
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCF            C        Orville B. Lamb          274.163              6.21%
                        Edna M. Lamb
                        Orville Paul Lamb
                        101 Honeysuckle
                        Casper, WY 82604
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCEF           B        Investors Bank & Trust   1,479.255            5.13%
                        Company Custodian
                        Morris E. Kinghorn IRA
                        P.O. Box 83
                        Pocatello, ID 83204
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LCEF           B        Investors Bank & Trust   1,616.486            5.61%
                        Company Trustee
                        Arms Inc. 401(k) Plan
                        2447 E. Sunshine Drive
                        Boise, ID 83712
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCEF           C        Investors Bank & Trust   284.402            46.74%
                        Company Custodian
                        Clyde Williams SARSEP
                        Plan
                        Burnt Ranch Road
                        Cherry Creek Ranch
                        Mitchell, OR 97750
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCEF           C        Investors Bank & Trust   41.083               6.75%
                        Company Custodian
                        Susan C. Williams
                        SARSEP Plan
                        43861 Burnt Ranch Road
                        Mitchell, OR 97750
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCEF           C        Colonial Management      62.691             10.30%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCEF           C        Investors Bank & Trust   75.327             12.38%
                        Company Trustee
                        Morgan Franklin
                        Corporation 401(k)
                        Retirement Plan
                        47042 Dixon Court
                        Lexington Park, MD
                        20653
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCEF           C        Investors Bank & Trust   31.998               5.26%
                        Company Trustee
                        Morgan Franklin
                        Corporation 401(k)
                        Retirement Plan
                        45803 Spruce Drive
                        Lexington Park, MD
                        20653
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCEF           C        Don A. McKee             89.993             14.79%
                        Molly McKee
                        3917 Oakwood Drive N.
                        Pearlanad, TX 77581
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LCEF           I        Northwestern Trust       470,458.694        79.55%
                        Company Custodian
                        FBO IBEW Local 76
                        Supplemental Income
                        Fund
                        1201 3rd Ave. Ste. 2010
                        Seattle, WA 98101
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCEF           I        Northwestern Trust       113,624.910        19.21%
                        Company Custodian
                        FBO IBEW  Local 76
                        Supplemental
                        Income  Fund
                        1201 3rd Avenue
                        Ste. 2010
                        Seattle, WA 98101
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIF           A & B    Merrill Lynch, Pierce,   49,929.317 (A)     11.30%
                        Fenner & Smith, Inc.     13,433.080 (B)     57.15%
                        Merrill Lynch
                        Financial Data Service
                        Attn: Service Team
                        4800 Deer Lake Drive
                        E. 3rd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIF           A        Ibak & Co.               116,525.561        26.38%
                        P.O. Box 1700
                        102 South Clinton
                        Iowa City, IA 52244
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIF           B        Raymond James &          1,284.876            5.47%
                        Associates Inc. CSDN
                        Norma B. Porche IRA
                        127 W. McKennon
                        Bixby, OK 74008
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIF           B        Jan C. Brueckmann        2,535.358          10.79%
                        4510 Church Road
                        Hampstead, MD 21074
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIF           I        Colonial Management      10,601.265       100.00%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIF           Z        Colonial Counselor       103,003.279        28.35%
                        Income Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIF           Z        Colonial Counselor       260,272.153        71.63% (*)
                        Balanced Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LFSF           A, B &   Merrill Lynch, Pierce,   3,625,214.954       6.26%
               C        Fenner & Smith, Inc.     (A)                11.42%
                        For the Sole Benefit     588,410.739 (B)     6.60%
                        of its Customers         23,307.294 (C)
                        4800 Deer Lake Drive
                        E. 3rd Floor
                        Jacksonville, FL 32216
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LFSF           C        The Simsbury Fire        54,313.566         15.38%
                        District
                        871 Hopmeadow Street
                        Simsbury, CT 86070
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LFSF           C        Dental Laboratory        23,051.755          6.53%
                        Assoc of the State of
                        New York
                        A Corporation
                        c/o Mark Polevoy
                        #1 Barstow Rd. Ste. P20
                        Great Neck, NY 11021
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LFSF           Z        Colonial Management      102.664          100.00%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNGUF          C        Merrill Lynch, Pierce,   11,159.305         17.83%
                        Fenner & Smith, Inc.
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNIEF          B & C    Merrill Lynch, Pierce,   363,249.908 (B)    10.62%
                        Fenner & Smith, Inc.     5,020.230 (C)       5.68%
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNIEF          C        Colonial Management      9,733.271          11.01%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNIEF          Z        Colonial Counselor       325,486.231        67.93%
                        Growth Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNIEF          Z        Colonial Counselor       153,570.425        32.05%
                        Balanced Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LREF           A        Enele & Co               46,972.293           8.85%
                        Dividend Reinvest
                        c/o Copper Mountain
                        Trust
                        601 SW Second Avenue
                        Suite 1800
                        Portland, OR 97204
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LREF           A        Charles Schwab & Co.     185,632.640        34.98% (*)
                        Inc.
                        Special Custody A/C
                        for Benefit of
                        Customers
                        Attn: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LREF           B        Investors Bank & Trust   4,917.683            5.32%
                        Company Custodian
                        Joseph M. Gnesin IRA
                        11 Beach Street
                        New York, NY 10013
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LREF           B        First Trust              5,329.694            5.77%
                        Corporation Custodian
                        17 Tobey Village
                        Office Park
                        Pittsford, NY 14534
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LREF           C        Daniel Keilitz           886.783              6.56%
                        17100 Bridgestone
                        Court #207
                        Ft. Myers, FL 33908
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LREF           C        Raymond James &          898.473              6.64%
                        Associates, Inc.
                        Custodian
                        880 Carillon Parkway
                        St. Peters, FL 33716
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LREF           I        Colonial Counselor       33,681.108         99.68%
                        Income Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LSVF           B & C    Merrill Lynch, Pierce,   716,672.622 (B)     5.32%
                        Fenner & Smith, Inc.     145,989.764 (C)    13.99%
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LSVF           C        Banc One Securities      240,769.130        23.07%
                        Corp
                        FBO The One Select
                        Portfolio
                        733 Greencrest Drive
                        Westerville, OH 43081
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LSVF           C        AG Edwards & Sons        88,068.956         11.85%
                        One North Jefferson
                        Avenue
                        St. Louis, MO 63103
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LSF            A        FTC & Co.                577,726.047        11.83%
                        Attn: Datalynx #203
                        P.O. Box 173736
                        Denver, CO 80217
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LSF            A        Charles Schwab & Co.     1,109,976.285      22.72%
                        Inc.
                        Special Custody A/C
                        for Benefit of
                        Customers
                        Attn: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
TLF            Z        Louis A. Volante Jr.     313.574           100.00%
                        RoseMarie A. Volante
                        32 Sheparo Avenue
                        N. Providence, RI 02904
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCBP           A        Daughters of Mary of     55,791.904           7.18%
                        the Immaculate
                        Conception Manor
                        Convent
                        50 Pulaski Street
                        New Britian, CT 06053
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCBP           A        Newtown Square Fire      90,931.449         11.70%
                        Company
                        Commonwealth Bank CSA
                        8 N Newtown St. Rd.
                        P.O. Box 453
                        Newtown Square, PA
                        19073
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCBP           C        Robert T. Buchanan       26,811.273           5.70%
                        Sara M. Buchanan
                        Trustee
                        Kangaroo Court
                        Restaurants Texas, Inc.
                        102 W. Crocket St. #800
                        San Antonio, TX 78205
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCBP           C        The Trustees for the     74,330.937         15.81%
                        Plan of McAllen Bolt &
                        Screw Inc. Profit
                        Sharing Retirement Plan
                        A/C Master Account
                        P.O. Box 1090
                        McAllen, TX 78505
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LCBP           C        Bruno A. Schiavo         31,688.134           6.74%
                        Michelina Schiavo
                        Trustee
                        B&M Schiavo Nominee
                        Trust
                        79 Walker Road
                        Westwood, MA 02090
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCGP           A        International            97,875.461         10.76%
                        BancShares Corporation
                        Employee Profit
                        Sharing Plan
                        1200 San Bernardo Ave.
                        Laredo, TX 78042
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCGP           A        International Bank of    90,252.165           9.93%
                        Commerce Trustee
                        Abraham Rigal Trust
                        1200 San Bernardo Ave.
                        Laredo, TX 78042
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCGP           C        Roberto & Soila Garcia   26,683.094           5.34%
                        Family Ltd Partnership
                        304 Sunflower Street
                        McAllen, TX 78504
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCGP           C        Liberty Securities C     65,974.144         13.20%
                        c/o Independent
                        Financial Mark
                        100 Manhattanville Road
                        Puchase, NY 10577
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCGP           C        William A. Schuchmann    26,837.065           5.37%
                        56 North Prospect
                        Street
                        Ansonia, CT 06401
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCGP           C        Lazaro Geideshman        93,476.850         18.71%
                        302 Convent
                        Laredo, TX 78040
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCGP           C        Tommy L. Davis           28,293.777           5.66%
                        Joan A. Davis
                        1012 Petra Drive
                        Napa, CA 94558
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           A        Margaret Bagdigian       24,958.481           8.35%
                        19 Batterson Park Road
                        Farmington, CT 06032
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           A        Investors Bank & Trust   21,821.714           7.30%
                        Company Custodian
                        Donald W. Hofsess IRA
                        865 South Adams Street
                        Denver, CO 80209
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           A        Valerie Parker           15,989.166           5.35%
                        252 Lexington Road
                        Concord, MA 01742
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LCIP           A        Bernard Dathe            43,355.603         14.50%
                        Margaret Dathe
                        265 Oak Park Lane
                        Pleasant Hill, CA 94523
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           A        Investors Bank & Trust   16,761.822           5.61%
                        Company Custodian
                        Sylvan B. Baer IRA
                        3770 S. Albion Street
                        Englewood, CO 80110
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           B        Investors Bank & Trust   28,781.052         11.48%
                        Company Custodian
                        Donald L. Noblit IRA
                        563 Pochassic Road
                        Westfield, MA 01085
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           C        John Fertig Jr.          11,955.780           6.39%
                        Janice Nardona-Clews
                        Trustees
                        Sophie S. Nardona Trust
                        24 Gilbert Street
                        Waterbury, CT 06702
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           C        Estelle Mosko Trustee    13,718.446           7.34%
                        Estelle Mosko Trust
                        390 Forest Street
                        Denver, CO 80220
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           C        Laredo Childrens Museum  11,980.902           6.41%
                        West End Washington St.
                        Laredo, TX 78040
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           C        International Bank of    13,272.595           7.10%
                        Commerce Trustee
                        Belia R. Munoz Guerra
                        Trust
                        1200 San Bernardo Ave.
                        Laredo, TX 78042
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           C        Mary Louise Johnican     21,191.795         11.33%
                        Rhonda Rochelle Herndon
                        3221 8th Street
                        Bay City, TX 77414
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           C        Ella Bocock              9,664.357            5.17%
                        P.O. Box 513A
                        Port Lavaca, TX 77979
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           C        Bobby W. Neuman          9,694.920            5.18%
                        110 Blackstone
                        Port Lavaca, TX 77979
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           C        Jess C. Sanford          18,529.038           9.91%
                        27 Oak Circle
                        Bay City, TX 77414
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LCIP           C        Joycelyn L. Handel       10,855.621           5.80%
                        2725 E. Fir Unit #94
                        Mount Vernon, WA 98273
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCIP           C        Stephen H. Tontini       17,071.413           9.13%
                        Ana I Solloso Blanco
                        Lockheed Martin
                        Bethesda Mail Pouch #52
                        Attn: S. Tontini/6801
                        Rockledge Drive
                        Bethesda, MD 20817
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LHYMF          B & C    Merrill Lynch, Pierce,   864,860.035 (B)      9.37%
                        Fenner & Smith, Inc.     21,965.601 (C)       7.23%
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LHYMF          C        Bost & Co                47,303.690         15.56%
                        Mellon Private Asset
                        Management
                        Attn: Mutual Fund
                        Operations
                        P.O. Box 534005
                        Pittsburgh, PA 15253
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LITEF          A & C    Merrill Lynch, Pierce,   93,766.769 (A)      5.87%
                        Fenner & Smith, Inc.     71,220.571 (C)     39.26%
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LITEF          C        Leone O'Ferrall          12,369.869           6.82%
                        Angeline O'Ferrall
                        Trustee
                        Leone & Angeline
                        O'Ferrall Rev Trust
                        P.O. Box 145
                        Gualala, CA 95445
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LITEF          C        Donald I. Coggins        12,820.513           7.07%
                        Trustee
                        Donald I. Coggins Trust
                        P.O. Box 544
                        Wilmington, VT 05363
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LITEF          C        Eleanor B. Coggins       16,025.641           8.83%
                        Trustee
                        Eleanor B. Coggins
                        Trust
                        Lape Raponda
                        P.O. Box 544
                        Wilmington, VT 05363
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LTEF           B        Merrill Lynch, Pierce,   1,048,557.256        6.61%
                        Fenner & Smith, Inc.
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTEF           C        Terry Collins            203,886.537        52.35%
                        RoseMary Collins
                        306 Jester Court
                        Petaluma, CA 94954
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTEIF          B & C    Merrill Lynch, Pierce,   229,841.980 (B)     7.04%
                        Fenner & Smith, Inc.     17,692.177 (C)     24.15%
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTEIF          C        Don C. Fisher Trustee    6,730.574            9.19%
                        Don C. Fisher Living
                        Trust
                        P.O. Box 701
                        Jackson, WY 83001
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTEIF          C        Francis E. Torr          12,742.951         17.39%
                        Florence J. Torr
                        Trustees
                        Torr Family Trust
                        1 Bear Creek Road
                        Novato, CA 94947
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTEMMF         A        Billy Gene Yarbrough     2,035,235.050      17.40%
                        Louise Yarbrough
                        Trustees
                        Yarbrough Family Trust
                        97 Dobbins Street
                        Vacaville, CA 95688
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTEMMF         B        RSBCO                    80,700.693         14.39%
                        FBO Julianne F. Cole
                        P.O. Drawer 1410
                        Ruston, LA 71273
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTEMMF         B        Vincent Dellaquilla      32,071.970           5.72%
                        Yolanda Dellaquilla
                        Joann Lendroth
                        33 Wolcott Street
                        New Haven, CT 06513
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTEMMF         B        Charles R. Matties       94,190.420         16.79%
                        Laura B. Matties
                        84 Overbrook Road
                        West Hartford, CT 06107
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LTEMMF         C        David M. Sutcliffe       15,949.950           7.15%
                        Trustee
                        DCR Trust
                        P.O. Box 220
                        Wrentham, MA 02093
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTEMMF         C        Colonial Management      108,381.860        48.60%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LUF            B & C    Merrill Lynch, Pierce,   4,602,211.650      16.07%
                        Fenner & Smith, Inc.     (B)                15.22%
                        For the Sole Benefit     30,528.279 (C)
                        of its Customers
                        4800 Deer Lake Drive
                        E. 3rd Floor
                        Jacksonville, FL 32216
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LUF            Z        Colonial Counselor       14,497.353         99.64%
                        Income Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCATEF         A, B &   Merrill Lynch, Pierce,   2,068,678.383        7.65%
               C        Fenner & Smith, Inc.     (A)                  5.68%
                        For the Sole Benefit     566,811.317 (B)     28.03%
                        of its Customers         193,373.004 (C)
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LCTTEF         A, B &   Merrill Lynch, Pierce,   1,119,185.003      12.01%
               C        Fenner & Smith, Inc.     (A)                15.19%
                        For the Sole Benefit     1,323,067.710      20.56%
                        of its Customers         (B)
                        4800 Deer Lake Drive     99,985.017 (C)
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LMATEF         C        Sybil N. Wetzler         12,581.399           7.08%
                        Teresa A. Wetzler-Finn
                        Steven A. Finn Trustee
                        Sybil N. Wetzler Rev
                        Trust
                        5 Tallyho Lane
                        Andover, MA 01810
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LMATEF         C        Merrill Lynch, Pierce,   39,366.697         22.14%
                        Fenner & Smith, Inc.
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LMATEF         C        Teresa A. Wetzler-Finn   11,318.347           6.37%
                        Lawrence A. Wetzler
                        Trustees
                        U/W Jacob Neumann
                        5 Tallyho Lane
                        Andover, MA 01810
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LMATEF         C        Emily M. Robinson        12,601.336           7.09%
                        Barrett F. Robinson
                        405 Winter Street
                        North Andover, MA 01845
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNYTEF         A & B    Merrill Lynch, Pierce,   735,457.793 (A)    11.61%
                        Fenner & Smith, Inc.     1,075,058.659      17.77%
                        For the Sole Benefit     (B)
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNYTEF         C        Joan Parrotta            4,386.483            5.47%
                        262-17 Grand Central
                        Parkway
                        Little Neck, NY 11362
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNYTEF         C        Abe Weinstein            14,653.813         18.28%
                        Laura Weinstein
                        David Weinstein
                        Linda Marine
                        92-30 56 Avenue #1K
                        Elmhurst, NY 11373
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNYTEF         C        Howard Read              7,163.801            8.93%
                        Acct #2
                        25 Eagle Street
                        c/o Read & Laniado
                        Albany, NY 12207
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNYTEF         C        Dino Gobbo               5,813.756            7.25%
                        Marita Gobbo
                        76-11 175 Street
                        Flushing, NY 11366
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNYTEF         C        Read & Laniado           14,499.362         18.08%
                        A Partnership
                        25 Eagle Street
                        Albany, NY 12207
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LOHTEF         A, B &   Merrill Lynch, Pierce,   388,168.470 (A)      5.91%
               C        Fenner & Smith, Inc.     302,536.402 (B)      7.57%
                        For the Sole Benefit     4,353.684 (C)       10.65%
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LOHTEF         C        Virginia Royko Trustee   2,127.959            5.21%
                        Howard W. Rose
                        Irrevocable Trust
                        7450 Little Mountain
                        Road
                        Mentor, OH 44060
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LGIF           C        Merrill Lynch, Pierce,   91,069.436           6.49%
                        Fenner & Smith, Inc.
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LGIF           C        Banc One Securities      93,538.117           6.67%
                        Corp.
                        FBO The One Select
                        Portfolio
                        733 Greencrest Drive
                        Westerville, OH 43081
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LGIF           Z        Colonial Management      52.015           100.00%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNAPF          A & C    Colonial Management      244,505.198 (A)    57.41%
                        Associates, Inc.         10,605.322 (C)     20.38%
                        One Financial Center
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNAPF          C        Merrill Lynch, Pierce,   8,378.478          16.10%
                        Fenner & Smith, Inc.
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNAPF          Z        Colonial Counselor       61,928.635         67.73%
                        Growth Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNAPF          Z        Colonial Counselor       29,225.670         31.96%
                        Balanced Portfolio
                        245 Summer Street
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNEF           A, C &   Colonial Management      479,324.792 (A)    60.15% (*)
               Z        Associates, Inc.         10,000.000 (C)     24.20%
                        One Financial Center     10,000.000 (Z)     32.99%
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LNEF           A        Newport Fund             157,211.210        19.73%
                        Management, Inc.
                        580 California St.
                        #1960
                        San Francisco, CA 94104
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNEF           C        Merrill Lynch, Pierce,   4,221.835          10.22%
                        Fenner & Smith, Inc.
                        For the Sole Benefit
                        of its Customers
                        4800 Deer Lake Drive
                        E. 2nd Floor
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNEF           Z        Michael Ellis            546.610            18.03%
                        Kirsty Ellis
                        346 Woodside Avenue
                        Mill Valley, CA 94941
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNEF           Z        John J. Harrell          570.211            18.81%
                        P.O. Box 965
                        Lyle, WA 98635
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNEF           Z        Thomas R. Tuttle         711.238            23.46%
                        Sylvia C. Tuttle
                        Trustee
                        Tuttle Revocable Trust
                        440 Davis Court #1621
                        San Francisco, CA 94111
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNTF           A        Pershing Custodian       1,672,700.730        6.02%
                        One Pershing Plaza
                        Jersey City, NJ 07399
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNTF           A, B &   Merrill Lynch, Pierce,   1,580,581.891       5.69%
               C        Fenner & Smith, Inc.     (A)                14.63%
                        For the Sole Benefit     3,773,008.783      28.73%
                        of its Customers         (B)
                        4800 Deer Lake Drive     1,186,974.366
                        E. 2nd Floor             (C)
                        Jacksonville, FL 32246
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNTF           A & Z    Charles Schwab & Co      2,629,110.834       9.45%
                        Inc.                     (A)                18.00%
                        Attn: Mutual Fund        2,639,505.544
                        Operations 333/4         (Z)
                        101 Montgomery Street
                        San Francisco, CA 94104
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNTF           Z        The Northern Trust       3,206,009.472      21.87%
                        Company Trustee
                        Liberty Mutual 401(k)
                        Retirement Plan
                        P.O. Box 92956
                        Chicago, IL 60607
-------------- -------- ------------------------ ---------------- --------------

-------------- -------- ------------------------ --------------- ---------------
                                                 Number of       Percentage of
Liberty        Class                             Outstanding     Outstanding
Mutual Fund    of       Name and Address of      Shares of       Shares of Class
               Shares   Shareholder              Class Owned     Owned
-------------- -------- ------------------------ --------------- ---------------
-------------- -------- ------------------------ --------------- ---------------
LNTF           Z        Wendel & Co              1,433,450.350        9.78%
                        c/o Bank of New York
                        Mutual Funds/Reorg
                        Dept.
                        P.O. Box 1066
                        Wall Street Station
                        New York, NY 10268
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNTF           Z        The James Irvine         3,157,673.131      21.54%
                        Foundation
                        One Market Steuart
                        Tower
                        Suite 2500
                        San Francisco, CA 94105
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LNTF           Z        Fidelity Investments     1,081,495.535        7.38%
                        Institutional
                        Operations Company Inc.
                        Agent for Certain
                        Employee Benefits Plan
                        100 Magellan Way
                        Mail Zone KW1C
                        Covington, KY 41015
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LFRAF          A, B,    Keyport Life Insurance   881,812.317 (A)    13.97%
               C & Z    Company                  880,110.800 (B)    47.30%
                        c/o Chris Westfall       220,384.088 (C)    15.08%
                        125 High Street          221,499.132 (Z)    99.01%
                        Boston, MA 02101
-------------- -------- ------------------------ ---------------- --------------

* Entity owned 25% or more of the outstanding shares of beneficial interest of named Fund, and therefore may be presumed to "control" such Fund, as that term is defined in the 1940 Act.

As of the Record Date, the executive officers and the current Boards of Trustees as a group were known to beneficially own less than 1% of each of the outstanding Class(es) of shares of each of the Liberty Mutual Funds.

The following table sets forth certain information about the executive officers of each Liberty Mutual Fund:

Executive Officer  Office with the Liberty Mutual Funds;  Year of Election as
Name & Age         Principal Occupation (1)               Executive Officer
----------         ------------------------               -----------------
Stephen E. Gibson  President of the Liberty Funds since           1998
(46)               June, 1998, Chairman of the Board
                   since July, 1998, Chief Executive
                   Officer and President since
                   December, 1996 and Director, since
                   July, 1996 of the Colonial
                   (formerly   Executive  Vice  President
                   from  July,  1996  to  December,
                   1996);  Director,  Chief  Executive
                   Officer  and President  of Liberty
                   Funds Group LLC (LFG) since  December,
                   1998  (formerly   Director,   Chief
                   Executive   Officer  and President of
                   The Colonial  Group,  Inc.  (TCG) from
                   December, 1996 to December, 1998);
                   President and Vice Chairman of Stein
                   Roe  &  Farnham  Incorporated  (SR&F)
                   since  January,   2000
                   (formerly  Assistant  Chairman from
                   August,  1998 to January, 2000)
                   (formerly  Managing  Director of
                   Marketing  of Putnam Investments, June,
                   1992 to July, 1996.)

Pamela A. McGrath  Treasurer and Chief Financial Officer          1999
(46)               of the Liberty Funds and Liberty
                   All-Star Funds since April, 2000;
                   Treasurer,  Chief Financial Officer
                   and Vice President of LFG since December,
                   1999; Chief Financial  Officer,  Treasurer
                   and Senior Vice  President of
                   Colonial   since   December,   1999;
                   Director  of  Offshore Accounting for
                   Putnam  Investments from May, 1998 to
                   October, 1999;  Managing  Director of
                   Scudder Kemper  Investments from
                   October, 1984 to December, 1997.

Glenn M. Wolfset   Controller and Chief Accounting                2000
(37)               Officer of the Liberty Funds since
                   October,  2000;  Senior Vice  President
                   since  March,  2000; Senior Vice
                   President  from 1999 to 2000 and Vice
                   President from 1994 to 1999 of Scudder
                   Kemper Investments.

Kevin M. Carome    Executive Vice President of Liberty
(44)               Funds and Liberty All-Star Funds since
                   October,   2000;   Executive  Vice
                   President  and  Assistant  Secretary,
                   Liberty  Funds  Group  -  Chicago;
                   Senior  Vice President,  Legal since
                   January, 1999 of LFG; General Counsel
                   and  Secretary  of Stein  Roe &  Farnham,
                   Inc.  since  1998; Associate  General
                   Counsel  and Vice  President  of  Liberty
                   Financial Companies, Inc. through
                   January, 1999.

Executive Officer  Office with the Liberty Mutual Funds;  Year of Election as
Name & Age         Principal Occupation (1)               Executive Officer
----------         ------------------------               -----------------

William J. Ballou  Secretary of the Liberty Funds and             2000
(35)               Liberty All-Star Funds since October,
                   2000  (Formerly  Assistant  Secretary
                   from October,  1997 to  October,  2000);
                   Vice  President,  Assistant  Secretary
                   and Counsel of Colonial since October,
                   1997;  Vice President and
                   Counsel  since  April,  2000 and
                   Assistant  Secretary  since
                   December,  1988 of LFG (Formerly
                   Associate Counsel from May,
                   1995  to  September,  1997, MFS).

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

The current Board of Trustees received the following compensation from each Liberty Mutual Fund as of each Fund's fiscal year end and for the calendar year ended December 31, 1999(1):

------------------- ------------- -------------- ------------- -------------
LIBERTY MUTUAL
FUND
                        LCF           LCEF           LCIF         LNGUF
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Fiscal Year End
                      10/31/99      10/31/99       10/31/99      10/31/99
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Trustee:
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Bleasdale         $456(2)        $1,146(3)      $541(4)      $1,387(5)
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Collins             427           1,077          509          1,164
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Grinnell            445           1,123          530          1,213
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Lowry               432           1,088          514          1,176
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Macera              423           1,078          510          1,294
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Mayer               451           1,105          523          1,176
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Moody               403(6)         993(7)        472(8)       1,094(9)
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Neuhauser           454           1,139          540          1,230
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Stitzel             423           1,078          510          1,294
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Verville           422(10)        1,066(11)      503(12)      1,316(13)
------------------- ------------- -------------- ------------- -------------

------------------- ------------- -------------- ------------- -------------
LIBERTY MUTUAL
FUND
                       LNIEF          LREF           LSVF          LSF
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Fiscal Year End
                      10/31/99      10/31/99       10/31/99      10/31/99
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Trustee:
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Bleasdale         $1,104(14)      $570(15)     $3,590(16)     $796(17)
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Collins              937           536          3,093          748
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Grinnell             976           558          3,224          779
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Lowry                946           542          3,126          756
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Macera             1,039           537          3,376          749
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Mayer                945           552          3,133          768
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Moody                879(18)       497(19)      2,906(20)      694(21)
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Neuhauser            989           568          3,260          791
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Stitzel            1,039           537          3,376          749
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Verville           1,055(22)       530(23)      3,429(24)      768(25)
------------------- ------------- -------------- ------------- -------------

------------------- ------------- --------------
LIBERTY MUTUAL
FUND
                        TLF          LTMAGF
------------------- ------------- --------------
------------------- ------------- --------------
Fiscal Year End
                      10/31/99    10/31/99(26)
------------------- ------------- --------------
------------------- ------------- --------------
Trustee:
------------------- ------------- --------------
------------------- ------------- --------------
Mr. Bleasdale         $7,468(27)      $451(28)
------------------- ------------- --------------
------------------- ------------- --------------
Ms. Collins            6,387           433
------------------- ------------- --------------
------------------- ------------- --------------
Mr. Grinnell           6,657           451
------------------- ------------- --------------
------------------- ------------- --------------
Mr. Lowry              6,453           433
------------------- ------------- --------------
------------------- ------------- --------------
Mr. Macera             6,971           433
------------------- ------------- --------------
------------------- ------------- --------------
Mr. Mayer              6.460           451
------------------- ------------- --------------
------------------- ------------- --------------
Mr. Moody              6,007(29)       451(30)
------------------- ------------- --------------
------------------- ------------- --------------
Mr. Neuhauser          6,728           455
------------------- ------------- --------------
------------------- ------------- --------------
Mr. Stitzel            6,971           433
------------------- ------------- --------------
------------------- ------------- --------------
Ms. Verville           7,088(31)       451(32)
------------------- ------------- --------------

------------------- ------------- -------------- ------------- -------------
LIBERTY MUTUAL
FUND
                       LTMVF          LTEF          LTEIF         LHYMF
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Fiscal Year End
                      10/31/99      11/30/99       11/30/99      11/30/99
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Trustee:
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Bleasdale          $153(33)     $10,598(34)    $1,312(35)    $1,303(36)
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Collins             145           9,974         1,235         1,227
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Grinnell            145          10,396         1,287         1,278
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Lowry               147          10,109         1,247         1,239
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Macera              144           9,985         1,241         1,232
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Mayer               151          10,048         1,244         1,237
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Moody              129(37)       9,384(38)      1,160(39)     1,153(40)
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Neuhauser            83          10,504         1,304         1,295
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Stitzel             144           9,985         1,241         1,232
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Verville           144(41)        9,869(42)     1,222(43)     1,214(44)
------------------- ------------- -------------- ------------- -------------

------------------- ------------- -------------- ------------- -------------
LIBERTY MUTUAL
FUND
                        LUF           LHYSF          LIF           LSIF
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Fiscal Year End
                      11/30/99      12/31/99       12/31/99      12/31/99
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Trustee:
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Bleasdale         $4,649(45)     $5,056(46)    $1,156(47)    $6,723(48)
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Collins            4,374          4,711         1,077         6,271
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Grinnell           4,560          4,909         1,123         6,489
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Lowry              4,420          4,760         1,088         6,347
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Macera             4,379          4,692         1,076         6,260
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Mayer              4,423          4,958         1,134         6,562
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Moody              4,112(49)      4,485(50)     1,022(51)     5,851(52)
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Neuhauser          4,608          4,962         1,138         6,566
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Stitzel            4,379          4,692         1,076         6,260
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Verville           4,328(53)      4,710(54)     1,076(55)     6,301(56)
------------------- ------------- -------------- ------------- -------------

------------------- ------------- -------------- ------------- -------------
LIBERTY MUTUAL
FUND
                        LNTF         LCATEF         LCTTEF        LMATEF
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Fiscal Year End
                      12/31/99       1/31/00       1/31/00       1/31/00
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Trustee:
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Bleasdale       $3,615(57)      $1,779(58)     $1,173(59)    $1,398(60)
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Collins            3,369          1,658         1,093         1,480
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Grinnell           3,509          1,728         1,139         1,358
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Lowry              3,405          1,675         1,105         1,317
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Macera             3,357          1,645         1,084         1,292
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Mayer              3,542          1,746         1,151         1,372
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Moody              3,198(61)      1,568(62)     1,035(63)     1,233(64)
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Neuhauser          3,546          1,750         1,155         1,376
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Mr. Stitzel            3,357          1,645         1,084         1,292
------------------- ------------- -------------- ------------- -------------
------------------- ------------- -------------- ------------- -------------
Ms. Verville           3,372(65)      1,661(66)     1,095(67)     1,305(68)
------------------- ------------- -------------- ------------- -------------

------------------- ------------- ------------- -------------- -------------
LIBERTY MUTUAL
FUND
                       LNYTEF        LOHTEF         LGIF          LNAPF
------------------- ------------- ------------- -------------- -------------
------------------- ------------- ------------- -------------- -------------
Fiscal Year End
                      1/31/00       1/31/00        6/30/00       6/30/00
------------------- ------------- ------------- -------------- -------------
------------------- ------------- ------------- -------------- -------------
Trustee:
------------------- ------------- ------------- -------------- -------------
------------------- ------------- ------------- -------------- -------------
Mr. Bleasdale         $948(69)       $916(70)      $5,278(71)     $588(72)
------------------- ------------- ------------- -------------- -------------
------------------- ------------- ------------- -------------- -------------
Ms. Collins             883           854           4,787          533
------------------- ------------- ------------- -------------- -------------
------------------- ------------- ------------- -------------- -------------
Mr. Grinnell            920           889           4,989          555
------------------- ------------- ------------- -------------- -------------
------------------- ------------- ------------- -------------- -------------
Mr. Lowry               893           863           4,931          549
------------------- ------------- ------------- -------------- -------------
------------------- ------------- ------------- -------------- -------------
Mr. Macera              876           847           4,761          530
------------------- ------------- ------------- -------------- -------------
------------------- ------------- ------------- -------------- -------------
Mr. Mayer               930           898           4,989          555
------------------- ------------- ------------- -------------- -------------
------------------- ------------- ------------- -------------- -------------
Mr. Moody              836(73)        807(74)       5,029(75)      561(76)
------------------- ------------- ------------- -------------- -------------
------------------- ------------- ------------- -------------- -------------
Mr. Neuhauser           934           903           5,040          564
------------------- ------------- ------------- -------------- -------------
------------------- ------------- ------------- -------------- -------------
Mr. Stitzel             876           847           4,809          536
------------------- ------------- ------------- -------------- -------------
------------------- ------------- ------------- -------------- -------------
Ms. Verville           885(77)       855(78)        4,748(79)      528(80)
------------------- ------------- ------------- -------------- -------------

-------------------- ------------- ------------- ------------- -------------
LIBERTY MUTUAL FUND

                         LMMF         LTEMMF        LFRAF          LIGF
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Fiscal Year End
                       6/30/00       6/30/00       8/31/00       8/31/00
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Trustee:
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Bleasdale        $1,608(81)      $602(82)       $239(83)     $3,484(84)
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Ms. Collins             1,456          546           204          3,162
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Grinnell            1,517          569           216          3,327
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Lowry               1,501          562           221          3,253
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Macera              1,449          543           210          3,182
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Mayer               1,517          569           213          3,296
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Moody               1,532(85)      573(86)       233(87)      3,312(88)
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Neuhauser           1,535          577           217          3,333
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Stitzel             1,464          548           210          3,183
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Ms. Verville            1,311(89)      541(90)       207(91)      3,206(92)
-------------------- ------------- ------------- ------------- -------------

-------------------- ------------- ------------- ------------- -------------
LIBERTY MUTUAL FUND

                        LNGCF         LNJOF          LFSF          LNEF
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Fiscal Year End
                       8/31/00       8/31/00       8/31/00        8/31/00
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Trustee:
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Bleasdale           $773(93)      $811(94)     $3,250(95)     $361(96)
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Ms. Collins              700           733          2,949          321
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Grinnell             736           772          2,638          339
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Lowry                722           757          3,035          336
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Macera               705           740          2,968          326
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Mayer                729           763          3,074          334
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Moody                736(97)       776(98)      3,093(99)      354(100)
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Neuhauser            875           775          3,105          341
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Mr. Stitzel              705           740          2,969          326
-------------------- ------------- ------------- ------------- -------------
-------------------- ------------- ------------- ------------- -------------
Ms. Verville             709(101)      744(102)     2,990(103)     326(104)

-------------------- ------------- ------------- ------------- -------------

------------------- ---------------------------------------
                     TOTAL COMPENSATION PAID FROM LIBERTY
                        FUNDS COMPLEX TO THE BOARD OF
LIBERTY MUTUAL      TRUSTEES FOR THE CALENDAR YEAR ENDED*
FUND
------------------- ---------------------------------------
------------------- ---------------------------------------
Fiscal Year End
                                   12/31/99
------------------- ---------------------------------------
------------------- ---------------------------------------
Trustee:
------------------- ---------------------------------------
------------------- ---------------------------------------
Mr. Bleasdale                      $103,000 (105)
------------------- ---------------------------------------
------------------- ---------------------------------------
Ms. Collins                         96,000
------------------- ---------------------------------------
------------------- ---------------------------------------
Mr. Grinnell                       100,000
------------------- ---------------------------------------
------------------- ---------------------------------------
Mr. Lowry                           97,000
------------------- ---------------------------------------
------------------- ---------------------------------------
Mr. Macera                          95,000
------------------- ---------------------------------------
------------------- ---------------------------------------
Mr. Mayer                          101,000
------------------- ---------------------------------------
------------------- ---------------------------------------
Mr. Moody                          91,000 (106)
------------------- ---------------------------------------
------------------- ---------------------------------------
Mr. Neuhauser                      101,252
------------------- ---------------------------------------
------------------- ---------------------------------------
Mr. Stitzel                         95,000
------------------- ---------------------------------------
------------------- ---------------------------------------
Ms. Verville                       96,000 (107)
------------------- ---------------------------------------

The following table sets forth the compensation paid to Messrs. Birnbaum, Grinnell, Lowry, Mayer and Neuhauser in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds) for service during the calendar year ended December 31, 1999:

---------------------- -----------------------------------------------------
                       Total Compensation Paid To The Trustees From the
                       Liberty All-Star Funds For The Calendar Year Ended
Trustee                December 31, 1999108
---------------------- -----------------------------------------------------
---------------------- -----------------------------------------------------
Robert J. Birnbaum                           $25,000
---------------------- -----------------------------------------------------
---------------------- -----------------------------------------------------
James E. Grinnell                             25,000
---------------------- -----------------------------------------------------
---------------------- -----------------------------------------------------
Richard W. Lowry                              25,000
---------------------- -----------------------------------------------------
---------------------- -----------------------------------------------------
William E. Mayer                              25,000
---------------------- -----------------------------------------------------
---------------------- -----------------------------------------------------
John J. Neuhauser                             25,000
---------------------- -----------------------------------------------------
1 The Liberty Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees.

2    Includes $234 payable in later years as deferred compensation.

3    Includes $593 payable in later years as deferred compensation.

4    Includes $276 payable in later years as deferred compensation.


5    Includes $636 payable in later years as deferred compensation.

6 Total compensation of $403 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

7 Total compensation of $993 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

8 Total compensation of $472 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

9 Total compensation of $1,094 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

10 Total compensation of $422 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

11 Total compensation of $1,066 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

12 Total compensation of $503 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

13 Total compensation of $1,316 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

14   Includes $511 payable in later years as deferred compensation.

15   Includes $291 payable in later years as deferred compensation.

16   Includes $1,697 payable in later years as deferred compensation.

17   Includes $409 payable in later years as deferred compensation.

18 Total compensation of $879 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

19 Total compensation of $497 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

20 Total compensation of $2,906 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

21 Total compensation of $694 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

22 Total compensation of $1,055 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

23 Total compensation of $530 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

24 Total compensation of $3,429 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.


25 Total compensation of $768 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

26 Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made and upon estimated relative Fund net assets.

27   Includes $3,508 payable in later years as deferred compensation.

28   Includes $232 payable in later years as deferred compensation.

29 Total compensation of $6,007 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

30 Total compensation of $451 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

31 Total compensation of $7,088 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

32 Total compensation of $451 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

33   Includes $73 payable in later years as deferred compensation.

34   Includes $5,487 payable in later years as deferred compensation.

35   Includes $675 payable in later years as deferred compensation.

36   Includes $670 payable in later years as deferred compensation.

37 Total compensation of $129 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

38 Total compensation of $9,384 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

39 Total compensation of $1,160 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

40 Total compensation of $1,153 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

41 Total compensation of $144 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

42 Total compensation of $9,869 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

43 Total compensation of $1,222 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

44 Total compensation of $1,214 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

45   Includes $2,405 payable in later years as deferred compensation.

46   Includes $2,573 payable in later years as deferred compensation.

47   Includes $594 payable in later years as deferred compensation.

48   Includes $2,832 payable in later years as deferred compensation.

49 Total compensation of $4,112 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

50 Total compensation of $4,485 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

51 Total compensation of $1,022 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

52 Total compensation of $5,851 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

53 Total compensation of $4,328 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

54 Total compensation of $4,710 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

55 Total compensation of $1,076 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

56 Total compensation of $6,301 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

57   Includes $1,820 payable in later years as deferred compensation.

58   Includes $903 payable in later years as deferred compensation.

59   Includes $595 payable in later years as deferred compensation.

60   Includes $709 payable in later years as deferred compensation.

61 Total compensation of $3,198 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

62 Total compensation of $1,568 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

63 Total compensation of $1,035 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

64 Total compensation of $1,233 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

65 Total compensation of $3,372 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

66 Total compensation of $1,661 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

67 Total compensation of $1,095 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

68 Total compensation of $1,305 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

69   Includes $479 payable in later years as deferred compensation.

70   Includes $463 payable in later years as deferred compensation.

71   Includes $2,576 payable in later years as deferred compensation.

72   Includes $290 payable in later years as deferred compensation.

73 Total compensation of $836 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

74 Total compensation of $807 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

75 Total compensation of $5,029 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

76 Total compensation of $561 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

77 Total compensation of $885 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

78 Total compensation of $855 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

79 Total compensation of $4,748 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

80 Total compensation of $528 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

81   Includes $792 payable in later years as deferred compensation.

82   Includes $300 payable in later years as deferred compensation.

83   Includes $77 payable in later years as deferred compensation.

84   Includes $1,752 payable in later years as deferred compensation.

85 Total compensation of $1,532 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

86 Total compensation of $573 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

87 Total compensation of $233 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

88 Total compensation of $3,312 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

89 Total compensation of $1,311 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

90 Total compensation of $541 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

91 Total compensation of $207 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

92 Total compensation of $3,206 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

93   Includes $384 payable in later years as deferred compensation.

94   Includes $394 payable in later years as deferred compensation.

95   Includes $1,629 payable in later years as deferred compensation.

96   Includes $162 payable in later years as deferred compensation.

97 Total compensation of $736 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

98 Total compensation of $776 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

99 Total compensation of $3,093 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

100 Total compensation of $354 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

101 Total compensation of $709 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

102 Total compensation of $744 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

103 Total compensation of $2,990 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

104 Total compensation of $326 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

105  Includes $52,000 payable in later years as deferred compensation.

106 Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

107 Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

* Includes compensation from Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Growth Fund II, two series of Liberty Funds Trust I that will elect trustees of the Trust in a separate proxy statement.

108 The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Colonial).

                                   Appendix A

                          FORM OF MANAGEMENT AGREEMENT

AGREEMENT  dated  as  of  [  ],  2000,   between  LIBERTY  FUNDS  TRUST  III,  a
Massachusetts business trust (Trust), with respect to [NAME OF FUND] (Fund), and NEWPORT FUND MANAGEMENT, INC., a Virginia corporation (Adviser).

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Adviser will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser may delegate its investment responsibilities to a sub-adviser.

2.   In carrying out its investment management obligations, the Adviser shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3.   The Adviser shall furnish at its expense the following:

     (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (including preparing financial information of the Fund and reports and tax returns required to be filed with public authorities, but exclusive of those related to custodial, transfer, dividend and plan agency services, determination of net asset value and maintenance of records required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (1940 Act)); and (c) compensation of Trustees who are directors , officers, partners or employees of the Adviser or its affiliated persons (other than a regulated investment company).

4. The Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

5. The Fund shall pay the Adviser monthly a fee at the annual rate of [ %] of the average daily net assets of the Fund.

6. If the operating expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Adviser's fee shall be reduced by the excess but not to less than zero. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses, Rule 12b-1 distribution fees, service fees and extraordinary expenses, if any. The Adviser may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Adviser declares to be effective.

7.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until June 30, 2002 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Adviser on sixty days' written notice to the Trust.

8.   This Agreement may be amended in accordance with the 1940 Act.

9. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

LIBERTY FUNDS TRUST III on behalf of
[name of fund]

By:
Name:
Title:

NEWPORT FUND MANAGEMENT, INC.


By:
Name:
Title:

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                                   Appendix B

                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT, dated this [ ] day of [ ], by and between COLONIAL MANAGEMENT ASSOCIATES, INC. a Massachusetts corporation (the "Adviser"), UNIBANK SECURITIES, INC., d/b/a "UNIBANK INVESTMENT MANAGEMENT," a company incorporated under the laws of the State of Delaware (the "Sub-Adviser") and LIBERTY FUNDS TRUST III (the "Trust"), on behalf of THE LIBERTY FUND (the "Fund").

                                   WITNESSETH:

         WHEREAS, the Adviser provides the Fund, a series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment advisory agreement dated March 27, 1995, as amended October 1, 1997 (the "Advisory Agreement"), between the Adviser and the Trust, on behalf of the Fund; and

          WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.


         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         1. Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of a portion of the assets of the Fund, as determined by the Adviser, in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement"), and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

         Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

         2. Certain Information to the Sub-Adviser. Copies of the Prospectus and the Statement have been delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.

         3. Execution of Certain Documents. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

         4. Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may request from time to time.

         5. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at an annual rate of 0.40% of the average daily net asset value of the portion of the Fund's assets under management by the Sub-Adviser. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to the Fund will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.

         6. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

         7. Activities of the Sub-Adviser. The services of the Sub-Adviser to the Fund are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others.

         8. Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

         9.   Representations, Warranties and  Additional   Agreements  of  the
Sub-Adviser.  The Sub-Adviser represents, warrants and agrees that:


         (a) It (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"), is authorized to undertake investment business in the U.S. and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and
(vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

         (b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

         (c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

         (d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

         10. Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until June 30, 2002 and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

         11. Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

         12. Certain Definitions. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated persons" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

         13. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser pursuant to Section 9 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         14. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

                                      COLONIAL MANAGEMENT ASSOCIATES, INC.

                                      By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                      UNIBANK SECURITIES, INC.

                                      By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                      LIBERTY FUNDS TRUST III, on behalf of The
                                      Liberty Fund

                                      By:
                                          --------------------------------------
                                            Name:
                                            Title:


--------

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Liberty Funds Services, Inc.


Liberty Income Fund
Liberty Strategic Income Fund
Liberty High Yield Securities Fund
Liberty Intermediate Government Fund
Liberty Federal Securities Fund
Liberty Ohio Tax-Exempt Fund
Liberty Connecticut Tax-Exempt Fund
Liberty New York Tax-Exempt Fund
Liberty California Tax-Exempt Fund
Liberty Tax-Exempt Insured Fund
Liberty Massachusetts Tax-Exempt Fund
Liberty Tax-Exempt Fund
Liberty High Yield Municipal Fund
Liberty Select Value Fund
Liberty Growth & Income Fund
Liberty Utilities Fund
Liberty Newport Japan Opportunities Fund
Liberty Newport Greater China Fund
Liberty Newport Tiger Fund
Liberty Newport Asia Pacific Fund
Liberty Newport Europe Fund
Liberty Tax-Managed Value Fund
Liberty Tax-Managed Aggressive Growth Fund
Liberty Special Fund
Liberty Real Estate Fund
Liberty Contrarian Equity Fund
Liberty Contrarian Income Fund
Liberty Contrarian Fund
Liberty Counselor Income Portfolio
Liberty Counselor Balanced Portfolio
Liberty Counselor Growth Portfolio
Liberty Floating Rate Advantage Fund


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Item:

1.       Proposal to elect eleven Trustees (Item 1 of the Notice).

(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville

For           Withheld         For All
All           From All         Nominees
Nominees      Nominees         Except as
                               Noted
 __              __              __
|__|            |__|            |__|

MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE BELOW                |__|

----------------------------------------

----------------------------------------

PLEASE  MARK,  SIGN DATE AND  RETURN  THIS  PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                           Date_________________

                    -------------------------              ---------------------
                    Shareholder sign here                  Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Liberty Funds Services, Inc.


THE LIBERTY FUND


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Item:

1.       Proposal to elect eleven Trustees (Item 1 of the Notice).

(01)      Douglas A. Hacker
(02)      Janet Langford Kelly
(03)      Richard W. Lowry
(04)      Salvatore Macera
(05)      William E. Mayer
(06)      Charles Nelson
(07)      John J. Neuhauser
(08)      Joseph R. Palombo
(09)      Thomas E. Stitzel
(10)      Thomas C. Theobald
(11)      Anne-Lee Verville

For           Withheld         For All
All           From All         Nominees
Nominees      Nominees         Except as
                               Noted
 __              __              __
|__|            |__|            |__|

2. To approve or disapprove a sub-advisory agreement with UnibankSecurities, Inc. (Item 4 of the Notice).

For           Against          Abstain
 __              __              __
|__|            |__|            |__|

MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE BELOW                |__|

----------------------------------------

----------------------------------------

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                           Date_________________

                        -------------------------        ----------------------
                        Shareholder sign here            Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Liberty Funds Services, Inc.


Liberty Newport Global Utilities Fund
Liberty Newport International Equity Fund


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Item:

1.       Proposal to elect eleven Trustees (Item 1 of the Notice).

(01)      Douglas A. Hacker
(02)      Janet Langford Kelly
(03)      Richard W. Lowry
(04)      Salvatore Macera
(05)      William E. Mayer
(06)      Charles Nelson
(07)      John J. Neuhauser
(08)      Joseph R. Palombo
(09)      Thomas E. Stitzel
(10)      Thomas C. Theobald
(11)      Anne-Lee Verville

For           Withheld         For All
All           From All         Nominees
Nominees      Nominees         Except as
                               Noted
 __              __              __
|__|            |__|            |__|

2. To approve or disapprove a new portfolio management agreement with Newport Fund Management (Item 3 of the Notice).

For           Against          Abstain
 __              __              __
|__|            |__|            |__|

MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE BELOW                |__|

----------------------------------------

----------------------------------------

PLEASE  MARK,  SIGN DATE AND  RETURN  THIS  PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                           Date_________________

                        -------------------------        ----------------------
                        Shareholder sign here            Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Liberty Funds Services, Inc.


Liberty Money Market Fund
Liberty Municipal Money Market Fund


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Item:

1.       Proposal to elect eleven Trustees (Item 1 of the Notice).

(01)      Douglas A. Hacker
(02)      Janet Langford Kelly
(03)      Richard W. Lowry
(04)      Salvatore Macera
(05)      William E. Mayer
(06)      Charles Nelson
(07)      John J. Neuhauser
(08)      Joseph R. Palombo
(09)      Thomas E. Stitzel
(10)      Thomas C. Theobald
(11)      Anne-Lee Verville

For           Withheld         For All
All           From All         Nominees
Nominees      Nominees         Except as
                               Noted
 __              __              __
|__|            |__|            |__|

2.       Proposal to elect eleven Trustees of the SR&F Base Trust
         (Item 5 of the Notice).

(01)      Douglas A. Hacker
(02)      Janet Langford Kelly
(03)      Richard W. Lowry
(04)      Salvatore Macera
(05)      William E. Mayer
(06)      Charles Nelson
(07)      John J. Neuhauser
(08)      Joseph R. Palombo
(09)      Thomas E. Stitzel
(10)      Thomas C. Theobald
(11)      Anne-Lee Verville

For           Withheld         For All
All           From All         Nominees
Nominees      Nominees         Except as
                               Noted
 __              __              __
|__|            |__|            |__|

MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE BELOW                |__|
________________________________________

________________________________________


PLEASE  MARK,  SIGN DATE AND  RETURN  THIS  PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                           Date_________________

                         _________________________        ______________________
                         Shareholder sign here            Co-owner sign here

TWO CONVENIENT WAYS TO VOTE YOUR PROXY

PROXY VOTING--QUICK AND CONVENIENT

The enclosed proxy statement provides details on important issues affecting your Liberty and Stein Roe Funds. The Board of Trustees recommends that you vote for all proposals.

We are offering two ways to vote: by internet or fax. These methods may be quicker and more convenient than the traditional method of mailing back your proxy card. Please follow the simple instructions on this proxy insert.

If you are voting by internet or fax, you SHOULD NOT mail your proxy card.

YOUR PROXY VOTE IS IMPORTANT!

Vote by Internet:                                           Vote by Fax:
Read the proxy statement and have your proxy card           Read the proxy statement.
available.

Visit our Web site (www.libertyfunds.com or                 Fax your proxy card to 1-800-733-1885.
www.steinroe.com) and go to "Proxy Voting."

When you are ready to vote, click on the [blue]
"Vote My Proxy" link.

Enter the 14-digit Control Number from your proxy card.

Follow the instructions provided on the site.

CONVENIENT WAY TO VOTE YOUR PROXY

PROXY VOTING--QUICK AND CONVENIENT

The enclosed proxy statement provides details on important issues affecting your Liberty and Stein Roe Funds. The Board of Trustees recommends that you vote for all proposals.

We are offering another way to vote: by internet. This method may be quicker and more convenient than the traditional method of mailing back your proxy card. Please follow the simple instructions on this proxy insert.

If you are voting by internet, you SHOULD NOT mail your proxy card.

YOUR PROXY VOTE IS IMPORTANT!

Vote by Internet:

Read the proxy statement and have your proxy card available.

Visit our Web site (www.libertyfunds.com or www.steinroe.com) and go to "Proxy Voting."

When you are ready to vote, click on the [red] "Vote My Proxy" link.

Enter the 12-digit Control Number from your proxy card.

Follow the instructions provided on the site.